SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3
                                    FORM S-6

                               FILE NO. 333-42257
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2 (811-05213)

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                     IDS Life Insurance Company of New York
                           50607 AXP Financial Center
                          Minneapolis, Minnesota 55474

 It is proposed that this filing will become effective, (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [X]  on May 1, 2001 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F.       Approximate date of proposed public offering: not applicable.

PROSPECTUS


MAY 1, 2001

VARIABLE SECOND-TO-DIE LIFE INSURANCE, A FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY


IDS LIFE OF NEW YORK ACCOUNT 8


ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY OF NEW YORK
                     (IDS LIFE OF NEW YORK)

                     20 Madison Avenue Extension
                     Albany, NY 12203
                     Telephone: (800) 541-2251
                     Web site address: americanexpress.com


This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.


Variable life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable life insurance policy's features, benefits, risks and fees, and whether the variable life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 1

TABLE OF CONTENTS

THE POLICY IN BRIEF ...................................................3
KEY TERMS .............................................................4
THE VARIABLE ACCOUNT ..................................................6
THE FUNDS .............................................................6

    Fund Objectives ..................................................12
    Relationship Between Funds and Subaccounts .......................12
RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS .........................13
THE FIXED ACCOUNT ....................................................18
PURCHASING YOUR POLICY ...............................................18
    Application  .....................................................18
    Right to Examine Policy  .........................................19
    Premiums  ........................................................19
KEEPING THE POLICY IN FORCE ..........................................20
    Death Benefit Guarantee to Age 100  ..............................20
    Minimum Initial Premium Period  ..................................20
    Grace Period  ....................................................20
    Reinstatement  ...................................................21
LOADS, FEES AND CHARGES ..............................................21
    Premium Expense Charge  ..........................................21
    Monthly Deduction ................................................21
    Surrender Charge  ................................................22
    Partial Surrender Fee  ...........................................22
    Mortality and Expense Risk Charge  ...............................22


    Transfer Charge...................................................22
    Optional Insurance Benefits.......................................22


    Fund Expenses  ...................................................23
POLICY VALUE .........................................................26
    Fixed Account Value  .............................................26
    Subaccount Values  ...............................................26
PROCEEDS PAYABLE UPON DEATH ..........................................28
    Change in Death Benefit Option ...................................29
    Changes in Specified Amount  .....................................29
    Misstatement of Age or Sex  ......................................30
    Suicide  .........................................................30
    Beneficiary  .....................................................30
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS ..................30
    Fixed Account Transfer Policies  .................................30
    Minimum Transfer Amounts  ........................................30
    Maximum Transfer Amounts  ........................................30
    Maximum Number of Transfers per Year  ............................30
    Two Ways to Request a Transfer, Loan or Surrender  ...............31
    Automated Transfers  .............................................31
    Automated Dollar-Cost Averaging  .................................32
POLICY LOANS .........................................................32
POLICY SURRENDERS ....................................................33
    Total Surrenders  ................................................33
    Partial Surrenders  ..............................................33
    Allocation of Partial Surrenders  ................................33
    Effects of Partial Surrenders  ...................................33
    Taxes  ...........................................................33
    Exchange Right  ..................................................34
OPTIONAL INSURANCE BENEFITS ..........................................34
    Four-Year Term Insurance Rider ...................................34
    Policy Split Option Rider ........................................34
PAYMENT OF POLICY PROCEEDS ...........................................34
FEDERAL TAXES ........................................................36
    IDS Life of New York's Tax Status  ...............................36
    Taxation of Policy Proceeds ......................................36
    Modified Endowment Contracts .....................................36
    Other Tax Considerations  ........................................37
IDS LIFE OF NEW YORK .................................................38
    Ownership ........................................................38
    State Regulation .................................................38
    Distribution of the Policy .......................................38
    Legal Proceedings ................................................38

    Experts ..........................................................39
MANAGEMENT OF IDS LIFE OF NEW YORK ...................................39


    Directors.........................................................39
    Officers Other than Directors.....................................40
OTHER INFORMATION ....................................................40


 Substitution of Investments ......................................40
    Voting Rights ....................................................40
    Reports  .........................................................41
POLICY ILLUSTRATIONS .................................................41
    Understanding the Illustrations...................................41


ANNUAL FINANCIAL INFORMATION .........................................47
NOTES TO FINANCIAL STATEMENTS ........................................55
CONDENSED FINANCIAL INFORMATION (UNAUDITED)...........................58



--------------------------------------------------------------------------------
2 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 6)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.0%. (p. 18)


PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 18)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 19)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. 19)

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements. (p. 20)

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 20)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 20)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG-100 can not be reinstated. (p. 21)


LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:


- PREMIUM EXPENSE CHARGE-- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 21)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 21)

- SURRENDER CHARGE-- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. It is based on the initial specified amount. (p. 22)


- PARTIAL SURRENDER FEE-- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p.
    22)


- MORTALITY AND EXPENSE RISK CHARGE-- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 22)

- OPTIONAL INSURANCE BENEFITS-- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with the investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 22)

- FUND EXPENSES-- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 23)



--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 3

PROCEEDS PAYABLE UPON DEATH: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.



On the youngest insured's attained insurance age 100, the proceeds payable will be the cash surrender value. (p. 28)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than twelve transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than twelve transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 30)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 32)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 33)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 34)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy, the last surviving insured dies or upon the youngest insured's attained insurance age 100. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 34)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds received through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 36)


KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if the policy is surrendered in full or the amount payable on the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.


--------------------------------------------------------------------------------
4 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

FIXED ACCOUNT VALUE: The portion of the policy value that is allocated to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

-   On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001  5

THE VARIABLE ACCOUNT

The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York adopted on September 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:


------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
Equity        IDS Life Series Fund -    Objective: capital appreciation. Invests     IDS Life Insurance Company
              Equity Portfolio          primarily in common stocks and other         (IDS Life), investment
                                        securities convertible into common stock.    manager; American Express
                                                                                     Financial Corporation (AEFC),
                                                                                     investment adviser.
------------- ------------------------- -------------------------------------------- -----------------------------
Equity        IDS Life Series Fund -    Objective: to provide a high level of        IDS Life, investment manager;
Income        Equity Income Portfolio   current income and, as a secondary goal,     AEFC, investment adviser.
                                        steady growth of capital. Invests
                                        primarily in dividend-paying stocks. Other
                                        investments may include: common stocks,
                                        foreign securities, convertible
                                        securities, debt securities, derivative
                                        instruments and money market instruments.
------------- ------------------------- -------------------------------------------- -----------------------------
Government    IDS Life Series Fund -    Objective: to provide a high current         IDS Life, investment manager;
Securities    Government Securities     return and safety of principal. Invests      AEFC, investment adviser.
              Portfolio                 primarily in debt obligations issued or
                                        guaranteed as to principal and interest by
                                        the U.S. government, its agencies and
                                        instrumentalities.
------------- ------------------------- -------------------------------------------- -----------------------------
Income        IDS Life Series Fund -    Objective: to maximize current income        IDS Life, investment manager;
              Income Portfolio          while attempting to conserve the value of    AEFC, investment adviser.
                                        the investment and to continue the high
                                        level of income for the longest period of
                                        time. At least 50% of net assets normally
                                        will be invested in high-quality,
                                        lower-risk corporate bonds, unrated
                                        corporate bonds believed to have the same
                                        investment qualities and government bonds.
                                        Other investments may include lower-rated
                                        corporate bonds, bonds and common stocks
                                        sold together as a unit, preferred stock
                                        and foreign securities.
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
6 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
International IDS Life Series Fund -    Objective: capital appreciation. Invests     IDS Life, investment manager;
Equity        International Equity      primarily in common stocks of foreign        AEFC, investment adviser.
              Portfolio                 issuers and foreign securities convertible
                                        into common stock. Other investments may
                                        include certain international bonds if the
                                        portfolio manager believes they have
                                        greater potential for capital appreciation
                                        than equities.
------------- ------------------------- -------------------------------------------- -----------------------------
Managed       IDS Life Series Fund -    Objective: to maximize total investment      IDS Life, investment manager;
              Managed Portfolio         return through a combination of capital      AEFC, investment adviser.
                                        appreciation and current income. If the
                                        investment manager believes the stock
                                        market will be moving higher, it can
                                        emphasize stocks that offer potential for
                                        appreciation. At other times, the manager
                                        may increase the portfolio's holdings in
                                        bonds and money-market securities
                                        providing high current income.
------------- ------------------------- -------------------------------------------- -----------------------------
Money Market  IDS Life Series Fund -    Objective: to provide maximum current        IDS Life, investment manager;
              Money Market Portfolio    income consistent with liquidity and         AEFC, investment adviser.
                                        conservation of capital. Invests in
                                        relatively short-term money market
                                        securities, such as marketable debt
                                        securities issued or guaranteed as to
                                        principal and interest by the U.S.
                                        government or its agencies or
                                        instrumentalities, bank certificates of
                                        deposit, bankers' acceptances, letters of
                                        credit and high-grade commercial paper.
------------- ------------------------- -------------------------------------------- -----------------------------
YBC           AXP-Registered            Objective: long-term total return            IDS Life, investment manager;
              Trademark- Variable       exceeding that of the U.S. stock market.     AEFC, investment adviser.
              Portfolio -  Blue Chip    Invests primarily in common stocks of
              Advantage Fund            companies included in the unmanaged S&P
                                        500 Index.
------------- ------------------------- -------------------------------------------- -----------------------------
YBD           AXP-Registered            Objective: high level of current income      IDS Life, investment manager;
              Trademark- Variable       while conserving the value of the            AEFC, investment adviser.
              Portfolio - Bond Fund     investment and continuing a high level of
                                        income for the longest time period.
                                        Invests primarily in bonds and other debt
                                        obligations.
------------- ------------------------- -------------------------------------------- -----------------------------
YCR           AXP-Registered            Objective: capital appreciation. Invests     IDS Life, investment manager;
              Trademark- Variable       primarily in U.S. common stocks and other    AEFC, investment adviser.
              Portfolio - Capital       securities convertible into common stocks.
              Resource Fund
------------- ------------------------- -------------------------------------------- -----------------------------
YCM           AXP-Registered            Objective: maximum current income            IDS Life, investment manager;
              Trademark- Variable       consistent with liquidity and stability of   AEFC, investment adviser.
              Portfolio -  Cash         principal. Invests in money market
              Management Fund           securities.
------------- ------------------------- -------------------------------------------- -----------------------------
YDE           AXP-Registered            Objective: high level of current income      IDS Life, investment manager;
              Trademark- Variable       and, as a secondary goal, steady growth of   AEFC, investment adviser.
              Portfolio - Diversified   capital. Invests primarily in
              Equity  Income Fund       dividend-paying common and preferred
                                        stocks.
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 7

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
YEM           AXP-Registered            Objective: long-term capital growth.         IDS Life, investment manager;
              Trademark- Variable       Invests primarily in equity securities of    AEFC, investment adviser;
              Portfolio - Emerging      companies in emerging markets.               American Express Asset
              Markets Fund                                                           Management International, Inc.,
                                                                                     a wholly-owned subsidiary of
                                                                                     AEFC, is the sub-investment
                                                                                     adviser.
------------- ------------------------- -------------------------------------------- -----------------------------
YEX           AXP-Registered            Objective: high current income, with         IDS Life, investment manager;
              Trademark- Variable       capital growth as a secondary objective.     AEFC, investment adviser.
              Portfolio - Extra         Invests primarily in long-term,
              Income Fund               high-yielding, high-risk corporate bonds
                                        issued by U.S. and foreign companies and
                                        governments.
------------- ------------------------- -------------------------------------------- -----------------------------
YFI           AXP-Registered            Objective: high level of current income      IDS Life, investment manager;
              Trademark- Variable       and safety of principal consistent with an   AEFC, investment adviser.
              Portfolio - Federal       investment in U.S. government and
              Income Fund               government agency securities. Invests
                                        primarily in debt obligations issued or
                                        guaranteed as to principal and interest by
                                        the U.S. government, its agencies or
                                        instrumentalities.
------------- ------------------------- -------------------------------------------- -----------------------------
YGB           AXP-Registered            Objective: high total return through         IDS Life, investment manager;
              Trademark- Variable       income and growth of capital.                AEFC, investment adviser.
              Portfolio - Global Bond   Non-diversified mutual fund that invests
              Fund                      primarily in debt securities of U.S. and
                                        foreign issuers.
------------- ------------------------- -------------------------------------------- -----------------------------
YGR           AXP-Registered            Objective: long-term capital growth.         IDS Life, investment manager;
              Trademark- Variable       Invests primarily in common stocks and       AEFC, investment adviser.
              Portfolio - Growth Fund   securities convertible into common stocks
                                        that appear to offer growth opportunities.
------------- ------------------------- -------------------------------------------- -----------------------------
YIE           AXP-Registered            Objective: capital appreciation. Invests     IDS Life, investment manager;
              Trademark- Variable       primarily in stocks or convertible           AEFC, investment adviser.
              Portfolio -               securities of foreign issuers that offer     American Express Asset
              International Fund        growth potential.                            Management International, Inc.,
                                                                                     a wholly-owned subsidiary of
                                                                                     AEFC, is the sub-investment
                                                                                     adviser.
------------- ------------------------- -------------------------------------------- -----------------------------
YMF           AXP-Registered            Objective: maximum total investment return   IDS Life, investment manager;
              Trademark- Variable       through a combination of capital growth      AEFC, investment adviser.
              Portfolio - Managed Fund  and current income. Invests primarily in a combination of common and preferred
                                        stocks, convertible securities, bonds and
                                        other debt securities.
------------- ------------------------- -------------------------------------------- -----------------------------
YND           AXP-Registered            Objective: long-term growth of capital.      IDS Life, investment manager;
              Trademark- Variable       Invests primarily in common stocks of U.S.   AEFC, investment adviser.
              Portfolio -  New          and foreign companies showing potential
              Dimensions                for significant growth.
              Fund-Registered
              Trademark-
------------- ------------------------- -------------------------------------------- -----------------------------
YIV           AXP-Registered            Objective: long-term capital appreciation.   IDS Life, investment manager;
              Trademark- Variable       Invests primarily in securities that are     AEFC, investment adviser.
              Portfolio -  S&P 500      expected to provide investment results
              Index Fund                that correspond to the performance of the
                                        S&P 500 Index.
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
8 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
YSM           AXP-Registered            Objective: long-term capital growth.         IDS Life, investment manager;
              Trademark- Variable       Invests primarily in equity stocks of        AEFC, investment adviser;
              Portfolio - Small Cap     small companies that are often included in   Kenwood Capital Management LLC,
              Advantage Fund            the S&P SmallCap 600 Index or the Russell    sub-investment adviser.
                                        2000 Index.
------------- ------------------------- -------------------------------------------- -----------------------------
YSA           AXP-Registered            Objective: capital appreciation. Invests     IDS Life, investment manager;
              Trademark- Variable       primarily in common stocks of small- and     AEFC, investment adviser.
              Portfolio - Strategy      medium-size companies.
              Aggressive Fund

------------- ------------------------- -------------------------------------------- -----------------------------
YCA           AIM V.I. Capital          Objective: growth of capital. Invests        A I M Advisors, Inc.
              Appreciation Fund         principally in common stocks of companies
                                        likely to benefit from new or innovative
                                        products, services or processes as well
                                        as those with above-average growth and
                                        excellent prospects for future growth.
------------- ------------------------- -------------------------------------------- -----------------------------
YCD           AIM V.I. Capital          Objective: long term growth of capital.      A I M Advisors, Inc.
              Development Fund          Invests primarily in securities (including
                                        common stocks, convertible securities and
                                        bonds) of small- and medium-sized
                                        companies.
------------- ------------------------- -------------------------------------------- -----------------------------
YGI           AIM V.I. Growth and       Objective: growth of capital, with current   A I M Advisors, Inc.
              Income Fund               income as a secondary objective. Invests
                                        at least 65% of its net assets in
                                        established companies that have
                                        long-term above-average growth in
                                        earnings and dividends and growth
                                        companies that are believed to have the
                                        potential for above-average growth in
                                        earnings and dividends.
------------- ------------------------- -------------------------------------------- -----------------------------
YIR           American Century  VP      Objective: long term capital growth.         American Century Investment
              International             Invests primarily in stocks of growing       Management, Inc.
                                        foreign companies.
------------- ------------------------- -------------------------------------------- -----------------------------
YVL           American Century  VP      Objective: long-term capital growth, with    American Century Investment
              Value                     income as a secondary objective. Invests     Management, Inc.
                                        primarily in stocks of companies that
                                        management believes to be undervalued at
                                        the time of purchase.
------------- ------------------------- -------------------------------------------- -----------------------------
YSB           Calvert Variable          Objective: income and capital growth.        Calvert Asset Management
              Series, Inc. Social       Invests primarily in stocks, bonds and       Company, Inc. (CAMCO),
              Balanced Portfolio        money market instruments which offer         investment adviser. NCM
                                        income and capital growth opportunity and    Capital Management Group, Inc.
                                        which satisfy the investment and social      is the sub-investment adviser.
                                        criteria.
------------- ------------------------- -------------------------------------------- -----------------------------
YEG           Credit Suisse Warburg     Objective: maximum capital appreciation.     Credit Suisse Asset
              Pincus Trust - Emerging   Invests in U.S. equity securities of         Management, LLC
              Growth Portfolio          emerging-growth companies with growth
              (previously Warburg       characteristics such as positive earnings
              Pincus Trust - Emerging   and potential for accelerated growth.
              Growth Portfolio)
------------- ------------------------- -------------------------------------------- -----------------------------
YSC           Credit Suisse Warburg     Objective: capital growth. Invests in        Credit Suisse Asset
              Pincus Trust - Small      equity securities of small U.S. companies    Management, LLC
              Company Growth            which are developing or older companies in
              Portfolio (previously     a growth stage or are providing products
              Warburg Pincus Trust -    or services with a high unit volume growth
              Small Company Growth      rate.
              Portfolio)
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 9

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
YGC           Fidelity VIP III Growth   Objective: high total return through a       Fidelity Management &
              & Income Portfolio        combination of current income and capital    Research Company (FMR),
              (Service Class)           appreciation. Invests primarily in common    investment manager; FMR U.K.
                                        stocks with a focus on those that pay        and FMR Far East,
                                        current dividends and show potential for     sub-investment advisers.
                                        capital appreciation.
------------- ------------------------- -------------------------------------------- -----------------------------
YMP           Fidelity VIP III Mid      Objective: long-term growth of capital.      FMR, investment manager;
              Cap Portfolio (Service    Invests primarily in medium market           FMR U.K. and FMR Far
              Class)                    capitalization common stocks.                East,sub-investment advisers.
------------- ------------------------- -------------------------------------------- -----------------------------
YOS           Fidelity VIP Overseas     Objective: long-term growth of capital.      FMR, investment manager;  FMR
              Portfolio (Service        Invests primarily in common stocks of        U.K., FMR Far East, Fidelity
              Class)                    foreign securities.                          International Investment
                                                                                     Advisers (FIIA) and FIIA U.K.,
                                                                                     sub-investmentadvisers.
------------- ------------------------- -------------------------------------------- -----------------------------
YRE           FTVIPT Franklin Real      Objective: capital appreciation with a       Franklin Advisers, Inc.
              Estate Fund - Class 2     secondary goal to earn current income.
                                        Invests primarily in equity securities
                                        of companies operating in the real
                                        estate industry, primarily equity real
                                        estate investment trusts (REITS).
------------- ------------------------- -------------------------------------------- -----------------------------
YSV           FTVIPT Franklin Value     Objective: long-term total return. Invests   Franklin Advisory
              Securities Fund - Class   primarily in equity securities of            Services, LLC
              2                         companies the manager believes are selling
                                        substantially below the underlying value
                                        of their assets or their private market
                                        value.
------------- ------------------------- -------------------------------------------- -----------------------------
YIF           FTVIPT Templeton          Objective: long-term capital growth.         Templeton Investment
              International             Invests primarily in equity securities of    Counsel, LLC
              Securities  Fund -        companies located outside the U.S.,
              Class 2                   including those in emerging markets.
------------- ------------------------- -------------------------------------------- -----------------------------
YIS           FTVIPT Templeton          Objective: long-term capital appreciation.   Templeton Investment
              International Smaller     Invests primarily in equity securities of    Counsel, LLC
              Companies Fund - Class 2  smaller companies located outside the
                                        U.S., including those in emerging markets.
------------- ------------------------- -------------------------------------------- -----------------------------
YSE           Goldman Sachs VIT         Objective: seeks long-term growth of         Goldman Sachs Asset
              CORE-SM- Small Cap        capital. Invests primarily in a broadly      Management
              Equity Fund               diversified portfolio of equity securities
                                        of U.S. issuers which are included in the
                                        Russell 2000 Index at the time of
                                        investment.
------------- ------------------------- -------------------------------------------- -----------------------------
YUE           Goldman Sachs VIT         Objective: seeks long-term growth of         Goldman Sachs Asset
              CORE-SM- U.S. Equity      capital and dividend income. Invests         Management
              Fund                      primarily in a broadly diversified
                                        portfolio of large-cap and blue chip
                                        equity securities representing all major
                                        sectors of the U.S. economy.
------------- ------------------------- -------------------------------------------- -----------------------------
YMC           Goldman Sachs VIT Mid     Objective: seeks long-term capital           Goldman Sachs Asset
              Cap Value Fund            appreciation. Invests primarily in           Management
                                        mid-capitalization companies within the
                                        range of the market capitalization of
                                        companies constituting the Russell
                                        Midcap Value Index at the time of
                                        investment.
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
10 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
YAG           Janus Aspen Series        Objective: long-term growth of capital.      Janus Capital
              Aggressive Growth         Non-diversified mutual fund that invests
              Portfolio:  Service       primarily in common stocks selected for
              Shares                    their growth potential and normally
                                        invests at least 50% of its equity assets
                                        in medium-sized companies.
------------- ------------------------- -------------------------------------------- -----------------------------
YGT           Janus Aspen Series        Objective: long-term growth of capital.      Janus Capital
              Global Technology         Non-diversified mutual fund that invests
              Portfolio:  Service       primarily in equity securities of U.S. and
              Shares                    foreign companies selected for their
                                        growth potential. Normally invests at
                                        least 65% of total assets in securities
                                        of companies that the portfolio manager
                                        believes will benefit significantly from
                                        advancements or improvements in
                                        technology.
------------- ------------------------- -------------------------------------------- -----------------------------
YIG           Janus Aspen Series        Objective: long-term growth of capital.      Janus Capital
              International Growth      Invests at least 65% of its total assets
              Portfolio: Service        in securities of issuers from at least
              Shares                    five different countries, excluding the
                                        U.S. It may at times invest all of its
                                        assets in fewer than five countries or
                                        even a single country.
------------- ------------------------- -------------------------------------------- -----------------------------
YIP           Lazard Retirement         Objective: long-term capital appreciation.   Lazard Asset Management
              International Equity      Invests primarily in equity securities,
              Portfolio                 principally common stocks of relatively
                                        large non-U.S. companies with market
                                        capitalizations in the range of the
                                        Morgan Stanley Capital International
                                        (MSCI) Europe, Australia and Far East
                                        (EAFE-Registered Trademark-) Index that
                                        the Investment Manager believes are
                                        undervalued based on their earnings,
                                        cash flow or asset values.
------------- ------------------------- -------------------------------------------- -----------------------------
YGW           MFS-Registered            Objective: long-term growth of capital and   MFS Investment
              Trademark- Investors      future income. Invests at least 80% of its   Management-Registered
              Growth Stock Series -     total assets in common stocks and related    Trademark-
              Service Class             securities of companies which MFS believes
              (previously               offer better than average prospects for
              MFS-Registered            long-term growth.
              Trademark- Growth
              Series)
------------- ------------------------- -------------------------------------------- -----------------------------
YDS           MFS-Registered            Objective: capital appreciation. Invests     MFS Investment
              Trademark- New            primarily in equity securities of emerging   Management-Registered
              Discovery Series -        growth companies.                            Trademark-
              Service Class
------------- ------------------------- -------------------------------------------- -----------------------------
YPH           Putnam VT High Yield      Objective: high current income. Capital      Putnam Investment Management,
              Fund - Class IB Shares    growth is a secondary goal when consistent   LLC
                                        with achieving high current income.
                                        Invests mainly in corporate bonds rated
                                        below investment-grade (junk bonds) and
                                        that have intermediate to long-term
                                        maturities (three years or longer).
------------- ------------------------- -------------------------------------------- -----------------------------
YIO           Putnam VT                 Objective: long-term capital appreciation    Putnam Investment
              International  New        by investing in common stock of companies    Management, LLC
              Opportunities Fund -      outside the U.S. that Putnam Investment
              Class IB Shares           Management, LLC (Putnam Management)
                                        believes are fast growing and whose
                                        earnings are likely to increase over time.
------------- ------------------------- -------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 11

------------- ------------------------- -------------------------------------------- -----------------------------
SUBACCOUNT    INVESTING IN              INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
------------- ------------------------- -------------------------------------------- -----------------------------
YNO           Putnam VT New             Objective: long-term capital appreciation.   Putnam Investment
              Opportunities Fund -      Invests mainly in common stocks of U.S.      Management, LLC
              Class IA Shares           companies within sectors that Putnam
                                        Management believes to have high growth
                                        potential.
------------- ------------------------- -------------------------------------------- -----------------------------
YVS           Putnam VT Vista Fund -    Objective: capital appreciation. Invests     Putnam Investment
              Class IB Shares           mainly in common stocks of mid-sized U.S.    Management, LLC
                                        companies with a focus on growth stocks.
------------- ------------------------- -------------------------------------------- -----------------------------
YMI           Royce Micro-Cap           Objective: long-term growth of capital.      Royce & Accociates, Inc.
              Portfolio                 Invests primarily in a broadly diversified
                                        portfolio of equity securities issued by
                                        micro-cap companies (companies with stock
                                        market capitalizations below $300 million).
------------- ------------------------- -------------------------------------------- -----------------------------
YVA           Third Avenue Value        Objective: long-term capital appreciation.   EQSF Advisers, Inc.
              Portfolio                 Invests primarily in common stocks of
                                        well-financed, well managed companies at
                                        a substantial discount to what the
                                        Adviser believes is their true value.
------------- ------------------------- -------------------------------------------- -----------------------------
YIC           Wanger International      Objective: long-term growth of capital.      Liberty Wanger Asset
              Small Cap                 Invests primarily in stocks of small- and    Management, L.P.
                                        medium-size non-U.S. companies with
                                        capitalizations of less than $2 billion.
------------- ------------------------- -------------------------------------------- -----------------------------
YSP           Wanger U.S. Small Cap     Objective: long-term growth of capital.      Liberty Wanger Asset
                                        Invests primarily in stocks of small- and    Management, L.P.
                                        medium-size U.S. companies with
                                        capitalizations of less than $2 billion.
------------- ------------------------- -------------------------------------------- -----------------------------


FUND OBJECTIVES


A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.


--------------------------------------------------------------------------------
12 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.


RATES OF RETURN OF THE FUNDS FOR THE PERIOD ENDING DEC. 31, 2000

                                                                                                                10 YEARS OR SINCE
FUND                                                                             1 YEAR     3 YEARS     5 YEARS    COMMENCEMENT
IDS Life Series Fund, Inc -
    Equity Portfolio (1/86)(1)                                                   (24.67%)    14.11%      16.63%      19.79%
    Equity Income Portfolio (6/99)(1)                                              0.37         --          --       (1.26)
    Government Securities Portfolio (1/86)(1)                                     12.09       6.00        5.59        7.46
    Income Portfolio (1/86)(1)                                                     6.72       4.18        4.80        7.84
    International Equity Portfolio (10/94)(1)                                    (24.08)      8.13       10.70       14.29
    Managed Portfolio (1/86)(1)                                                  (13.89)      7.08       10.64       13.25
    Money Market Portfolio (1/86)(1) (6.13% Simple, 6.31% Compound)(2)             6.00       5.26        5.16        4.62
AXP-Registered Trademark- Variable Portfolio -
    Blue Chip Advantage Fund (9/99)(1)                                           (10.48)        --          --        1.25
    Bond Fund (10/81)(1)                                                           5.41       2.86        4.59        8.15
    Capital Resource Fund (10/81)(1)                                             (17.46)      8.23       11.13       13.23
    Cash Management Fund (10/81)(1) (5.97% Simple, 6.15% Compound)(2)              5.83       5.23        5.18        4.69
    Diversified Equity Income Fund (9/99)(1)                                      (0.78)        --          --        3.03
    Emerging Markets Fund (5/00)(1)                                                  --         --          --      (26.55)(3)
    Extra Income Fund (5/96)(1)                                                   (9.31)     (2.71)         --        2.15
    Federal Income Fund (9/99)(1)                                                  8.47         --          --        6.86
    Global Bond Fund (5/96)(1)                                                     3.24       2.17          --        3.90
    Growth Fund (9/99)(1)                                                        (19.30)        --          --       (2.28)
    International Fund (1/92)(1)                                                 (24.93)      8.18        7.24        8.25
    Managed Fund (4/86)(1)                                                        (2.31)      9.12       12.52       12.85
    New Dimensions Fund-Registered Trademark- (5/96)(1)                           (9.08)     15.58          --       17.75
    S&P 500 Index Fund (5/00)(1)                                                     --         --          --       (9.84)(3)
    Small Cap Advantage Fund (9/99)(1)                                             4.16         --          --       13.69
    Strategy Aggressive Fund (1/92)(1)                                           (19.04)     12.42       13.17       12.31
AIM V.I
    Capital Appreciation Fund (5/93)(1)                                          (10.91)     15.41       15.45       17.37
    Capital Development Fund (5/98)(1)                                             9.25         --          --       10.48
    Growth and Income Fund (5/94)(1)                                             (14.56)     13.56       17.17       17.66
American Century VP
    International (5/94)(1)                                                      (16.83)     17.49       17.07       13.64
    Value (5/96)(1)                                                               18.14       7.09          --       12.59
Calvert Variable Series, Inc.
    Social Balanced Portfolio (9/86)(1)                                           (3.13)      8.12       11.32       11.24
Credit Suisse Warburg Pincus Trust
    Emerging Growth Portfolio (9/99)(1) (previously Warburg
      Pincus Trust - Emerging Growth Portfolio)                                   (1.53)        --          --       22.24
    Small Company Growth Portfolio (6/95)(1)
    (previously Warburg Pincus Trust - Small Company Growth Portfolio)           (18.11)     10.39       12.12       15.54


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 13

RATES OF RETURN OF THE FUNDS FOR THE PERIOD ENDING DEC. 31, 2000 (CONTINUED)
                                                                                                                10 YEARS OR SINCE
FUND                                                                             1 YEAR     3 YEARS     5 YEARS    COMMENCEMENT
Fidelity VIP
    III Growth & Income Portfolio (Service Class) (12/96)(1)                      (3.69%)       --%         --%      14.98%
    III Mid Cap Portfolio (Service Class) (12/98)(1)                              33.54      10.73          --       42.92
    Overseas Portfolio (Service Class) (1/87)(1)                                 (19.18)      9.07       10.37        9.24
FTVIPT
    Franklin Real Estate Fund - Class 2 (1/89)(1),(4)                             31.59       0.83       10.44       13.47
    Franklin Value Securities Fund - Class 2 (5/98)(1),(4)                        25.02         --          --       (0.47)
    Templeton International Securities Fund - Class 2 (5/92)(1),(5)               (2.38)      9.48       13.11       13.06
    Templeton International Smaller Companies Fund - Class 2 (5/96)(1),(4)        (1.24)      2.39          --        3.79
Goldman Sachs VIT
    CORE-SM- Small Cap Equity Fund (2/98)(1),(6)                                   1.75         --          --        2.86
    CORE-SM- U.S. Equity Fund (2/98)(1),(6)                                       (9.59)        --          --        9.20
    Mid Cap Value Fund (5/98)(1)                                                  30.97         --          --        4.41
Janus Aspen Series
    Aggressive Growth Portfolio: Service Shares (9/93)(1),(7)                    (31.78)     26.89       19.89       22.16
    Global Technology Portfolio: Service Shares (1/00)(1),(7)                        --         --          --      (34.11)(3)
    International Growth Portfolio: Service Shares (5/94)(1),(7)                 (16.14)     20.73       23.00       20.32
Lazard Retirement Series
    International Equity Portfolio (9/98)(1)                                      (9.62)        --          --        9.36
MFS-Registered Trademark-
    Investors Growth Stock Series - Service Class (5/99)(1),(8)
      (previously MFS-Registered Trademark- Growth Series)                        (6.24)        --          --       17.77
    New Discovery Series - Service Class (5/98)(1),(8)                            (2.05)        --          --       22.96
Putnam Variable Trust
    Putnam VT High Yield - Class IB Shares (2/88)(1),(9)                          (8.51)     (3.07)       3.22       10.87
    Putnam VT International New Opportunities Fund -
      Class IB Shares (1/97)(1),(9)                                              (38.67)     12.83          --        9.42
    Putnam VT New Opportunities Fund - Class IA Shares (5/94)(1)                 (26.09)     15.90       16.16       19.68
    Putnam VT Vista Fund - Class IB Shares (1/97)(1),(9)                          (4.09)     20.47          --       21.17
Royce
    Micro-Cap Portfolio (12/96)(1)                                                18.55      16.49          --       17.65
Third Avenue
    Value Portfolio (9/99)(1)                                                     40.52         --          --       52.32
Wanger
    International Small Cap (5/95)(1)                                            (27.84)     23.86       19.84       23.62
    U.S. Small Cap (5/95)(1)                                                      (8.16)      7.67       18.82       19.52

(1) (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the fund.

(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(6) CORE-SM- is a service mark of Goldman, Sachs & Co.

(7) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(8) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(9) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
14 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. We show actual performance from the date the subaccounts began investing in the funds. Although we base performance figures on historical earnings, past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING DEC. 31, 2000

                                                                                         PERFORMANCE SINCE
                                                                                   COMMENCEMENT OF THE SUBACCOUNT
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               IDS Life Series Fund, Inc. -
 Equity          Equity Portfolio (8/87; 1/86)(1)                            (25.35%)    15.59%    18.72%       --%
 Equity          Equity Income
 Income          Portfolio (11/00; 6/99)(1)                                      --         --        --       2.91(3)
 Government      Government Securities
 Securities      Portfolio (8/87; 1/86)(1)                                    11.09       4.65      6.50         --
 Income          Income Portfolio (8/87; 1/86)(1)                              5.77       3.86      6.88         --
 International   International Equity
 Equity          Portfolio (10/94; 10/94)(1)(24.76) 9.75                                              --      13.27
 Managed         Managed Portfolio (8/87; 1/86)(1)(14.66)                      9.65      12.24                   --
 Money           Money Market
 Market          Portfolio (8/87; 1/86)(1)
                 (6.13% Simple, 6.31% Compound)(2)                             5.04       4.21      3.70         --
               AXP-Registered Trademark- Variable Portfolio -
 YBC             Blue Chip Advantage Fund (11/00; 9/99)(1)                       --         --        --      (2.66)(3)
 YBD             Bond Fund (11/00; 10/81)(1)                                     --         --        --       2.56(3)
 YCR             Capital Resource Fund (11/00; 10/81)(1)                         --         --        --      (2.30)(3)
 YCM             Cash Management Fund (11/00; 10/81)(1)
                 (5.97% Simple, 6.15% Compound)(2)                               --         --        --       0.64(3)
 YDE             Diversified Equity
                 Income Fund (11/00; 9/99)(1)                                    --         --        --       3.03(3)
 YEM             Emerging Markets Fund (11/00; 5/00)(1)                          --         --        --      (4.71)(3)
 YEX             Extra Income Fund (11/00; 5/96)(1)                              --         --        --      (2.58)(3)
 YFI             Federal Income Fund (11/00; 9/99)(1)                            --         --        --       2.28(3)
 YGB             Global Bond Fund (11/00; 5/96)(1) --                                       --        --       5.64(3)
 YGR             Growth Fund (11/00; 9/99)(1)                                    --         --        --      (9.25)(3)
 YIE             International Fund (11/00; 1/92)(1)                             --         --        --      (1.03)(3)
 YMF             Managed Fund (11/00; 4/86)(1)                                   --         --        --       0.74(3)
 YND             New Dimensions Fund-Registered Trademark- (11/00; 5/96)(1)      --         --        --      (1.45)(3)
 YIV             S&P 500 Index Fund (11/00; 5/00)(1)                             --         --        --      (2.29)(3)
 YSM             Small Cap Advantage Fund (11/00; 9/99)(1)                       --         --        --       2.20(3)
 YSA             Strategy Aggressive Fund (11/00; 1/92)(1)                       --         --        --      (7.58)(3)
               AIM V.I
 YCA             Capital Appreciation Fund (11/00; 5/93)(1)                      --         --        --      (6.18)(3)
 YCD             Capital Development Fund (11/00; 5/98)(1)                                  --        --         --
 YGI             Growth and Income Fund (11/96; 5/94)(1)                     (15.32)        --        --      15.07(3)
               American Century VP
 YIR             International (11/00; 5/94)(1)                                  --         --        --       1.98(3)
 YVL             Value (11/00; 5/96)(1)                                          --         --        --       7.63(3)

                                                                                            PERFORMANCE SINCE
                                                                                        COMMENCEMENT OF THE FUND
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               IDS Life Series Fund, Inc. -
 Equity          Equity Portfolio (8/87; 1/86)(1)                            (25.35%)    15.59%    18.72%        --%
 Equity          Equity Income
 Income          Portfolio (11/00; 6/99)(1)                                   (0.53)        --        --       (2.13)
 Government      Government Securities
 Securities      Portfolio (8/87; 1/86)(1)                                    11.09       4.65      6.50          --
 Income          Income Portfolio (8/87; 1/86)(1)                              5.77       3.86      6.88          --
 International   International Equity
 Equity          Portfolio (10/94; 10/94)(1)(24.76) 9.75                     (24.76)      9.75        --       13.27
 Managed         Managed Portfolio (8/87; 1/86)(1)(14.66)                    (14.66)      9.65     12.24          --
 Money           Money Market
 Market          Portfolio (8/87; 1/86)(1)
                 (6.13% Simple, 6.31% Compound)(2)                             5.04       4.21      3.70          --
               AXP-Registered Trademark- Variable Portfolio -
 YBC             Blue Chip Advantage Fund (11/00; 9/99)(1)                   (11.28)        --        --        0.35
 YBD             Bond Fund (11/00; 10/81)(1)                                   4.52       3.92      7.33          --
 YCR             Capital Resource Fund (11/00; 10/81)(1)                     (18.20)     10.14     12.22          --
 YCM             Cash Management Fund (11/00; 10/81)(1)
                 (5.97% Simple, 6.15% Compound)(2)                             4.93       4.25      3.76          --
 YDE             Diversified Equity
                 Income Fund (11/00; 9/99)(1)                                 (1.67)        --        --        2.10
 YEM             Emerging Markets Fund (11/00; 5/00)(1)                          --         --        --       (26.98)(4)
 YEX             Extra Income Fund (11/00; 5/96)(1)                          (10.14)        --        --        1.23
 YFI             Federal Income Fund (11/00; 9/99)(1)                          7.51         --        --        5.95
 YGB             Global Bond Fund (11/00; 5/96)(1) --                          2.33         --        --        2.97
 YGR             Growth Fund (11/00; 9/99)(1)                                (20.02)        --        --       (3.14)
 YIE             International Fund (11/00; 1/92)(1)                         (25.60)      6.38        --        7.33
 YMF             Managed Fund (11/00; 4/86)(1)                                (3.17)     11.67     11.90          --
 YND             New Dimensions Fund-Registered Trademark- (11/00; 5/96)(1)   (9.89)        --        --       16.69
 YIV             S&P 500 Index Fund (11/00; 5/00)(1)                             --         --        --      (10.37)(4)
 YSM             Small Cap Advantage Fund (11/00; 9/99)(1)                     3.24         --        --       12.65
 YSA             Strategy Aggressive Fund (11/00; 1/92)(1)                   (19.76)     12.20        --       11.32
               AIM V.I
 YCA             Capital Appreciation Fund (11/00; 5/93)(1)                  (11.71)     14.43        --       16.31
 YCD             Capital Development Fund (11/00; 5/98)(1)                     2.09(3)    8.33        --        9.47
 YGI             Growth and Income Fund (11/96; 5/94)(1)                     (15.32)     16.13        --       16.60
               American Century VP
 YIR             International (11/00; 5/94)(1)                              (17.57)     14.05        --       11.16
 YVL             Value (11/00; 5/96)(1)                                       17.09         --        --       11.57


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 15

                                                                                         PERFORMANCE SINCE
                                                                                   COMMENCEMENT OF THE SUBACCOUNT
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               Calvert Variable Series, Inc.
 YSB             Social Balanced Portfolio (11/00; 9/86)(1)                      --%        --%       --%     (2.03%)(3)
               Credit Suisse Warburg Pincus Trust
 YEG             Emerging Growth Portfolio (11/00; 9/99)(1)
                 (previously Warburg Pincus Trust -
                 Emerging Growth Portfolio)                                      --         --        --      (0.42)(3)
 YSC             Small Company
                 Growth Portfolio (11/00; 6/95)(1)
                 (previously Warburg Pincus Trust -
                 Small Company Growth Portfolio)                                 --         --        --      (1.38)(3)
               Fidelity VIP
 YGC             III Growth & Income Portfolio
                 (Service Class) (11/00; 12/96)(1)                               --         --        --      (0.38)(3)
 YMP             III Mid Cap Portfolio
                 (Service Class) (11/00; 12/98)(1)                               --         --        --       6.50(3)
 YOS             Overseas Portfolio
                 (Service Class) (11/00; 1/87)(1)                                --         --        --      (2.08)(3)
               FTVIPT
 YRE             Franklin Real Estate Fund -
                 Class 2 (11/00; 1/89)(1),(5)                                    --         --        --       8.11(3)
 YSV             Franklin Value Securities Fund -
                  Class 2 (11/00; 5/98)(1),(5)                                   --         --        --       7.67(3)
 YIF             Templeton International Securities Fund -
                 Class 2 (11/00; 5/92)(1),(6)                                    --         --        --       4.13(3)
 YIS             Templeton International Smaller
                 Companies Fund - Class 2 (11/00; 5/96)(1),(5)                   --         --        --       1.88(3)
               Goldman Sachs VIT
 YSE             CORE-SM- Small Cap
                 Equity Fund (11/00; 2/98)(1),(7)                                --         --        --       3.10(3)
 YUE             CORE-SM- U.S. Equity Fund (11/00; 2/98)(1),(7)                  --         --        --      (2.54)(3)
 YMC             Mid Cap Value Fund (11/00; 5/98)(1)                             --         --        --      11.13(3)
               Janus Aspen Series
 YAG             Aggressive Growth Portfolio:
                 Service Shares (11/00; 9/93)(1),(8)                             --         --        --     (11.61)(3)
 YGT             Global Technology Portfolio:
                 Service Shares (11/00; 1/00)(1),(8)                             --         --        --     (13.74)(3)
 YIG             International Growth Portfolio:
                 Service Shares (11/00; 5/94)(1),(8)                             --         --        --      (3.99)(3)
               Lazard Retirement Series
 YIP             International Equity
                 Portfolio (11/00; 9/98)(1)                                      --         --        --       1.86(3)
               MFS-Registered Trademark-
 YGW             Investors Growth Stock Series -
                 Service Class (previously
                 MFS-Registered Trademark- Growth Series)
                 (11/00; 5/99)(1),(9)                                            --         --        --      (3.17)(3)
 YDS           New Discovery Series -
                 Service Class (11/00; 5/98)(1),(9)                              --         --        --      (0.83)(3)

                                                                                            PERFORMANCE SINCE
                                                                                        COMMENCEMENT OF THE FUND
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               Calvert Variable Series, Inc.
 YSB             Social Balanced Portfolio (11/00; 9/86)(1)                   (4.09%)    10.30%    10.23%        --%
               Credit Suisse Warburg Pincus Trust
 YEG             Emerging Growth Portfolio (11/00; 9/99)(1)
                 (previously Warburg Pincus Trust -
                 Emerging Growth Portfolio)                                   (2.41)        --        --      21.21
 YSC             Small Company
                 Growth Portfolio (11/00; 6/95)(1)
                 (previously Warburg Pincus Trust -
                 Small Company Growth Portfolio)                             (18.84)     11.12        --      14.51
               Fidelity VIP
 YGC             III Growth & Income Portfolio
                 (Service Class) (11/00; 12/96)(1)                            (4.55)        --        --      14.24
 YMP             III Mid Cap Portfolio
                 (Service Class) (11/00; 12/98)(1)                            32.50         --        --      41.74
 YOS             Overseas Portfolio
                 (Service Class) (11/00; 1/87)(1)                            (19.88)      9.38      8.27         --
               FTVIPT
 YRE             Franklin Real Estate Fund -
                 Class 2 (11/00; 1/89)(1),(5)                                 30.41       9.46     12.46         --
 YSV             Franklin Value Securities Fund -
                  Class 2 (11/00; 5/98)(1),(5)                                23.90         --        --      (1.37)
 YIF             Templeton International Securities Fund -
                 Class 2 (11/00; 5/92)(1),(6)                                 (3.25)     12.10        --      12.05
 YIS             Templeton International Smaller
                 Companies Fund - Class 2 (11/00; 5/96)(1),(5)                (2.12)        --        --       2.88
               Goldman Sachs VIT
 YSE             CORESM Small Cap
                 Equity Fund (11/00; 2/98)(1),(7)                              0.84         --        --       1.91
 YUE             CORESM U.S. Equity Fund (11/00; 2/98)(1),(7)                (10.42)        --        --       8.19
 YMC             Mid Cap Value Fund (11/00; 5/98)(1)                          29.91         --        --       3.44
               Janus Aspen Series
 YAG             Aggressive Growth Portfolio:
                 Service Shares (11/00; 9/93)(1),(8)                         (32.39)     18.83        --      21.07
 YGT             Global Technology Portfolio:
                 Service Shares (11/00; 1/00)(1),(8)                             --         --        --     (34.68)(4)
 YIG             International Growth Portfolio:
                 Service Shares (11/00; 5/94)(1),(8)                         (16.89)      22.02       --      19.48
               Lazard Retirement Series
 YIP             International Equity
                 Portfolio (11/00; 9/98)(1)                                  (10.40)        --        --       8.41
               MFS-Registered Trademark-
 YGW             Investors Growth Stock Series -
                 Service Class (previously
                 MFS-Registered Trademark- Growth Series)
                 (11/00; 5/99)(1),(9)                                         (7.15)        --        --      16.64
 YDS           New Discovery Series -
                 Service Class (11/00; 5/98)(1),(9)                           (2.98)        --        --      21.80


--------------------------------------------------------------------------------
16  IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

                                                                                         PERFORMANCE SINCE
                                                                                   COMMENCEMENT OF THE SUBACCOUNT
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               Putnam Variable Trust
 YPH             Putnam VT High Yield -
                 Class IB Shares (11/00; 2/88)(1),(10)                           --%        --%        --%    (1.76%)(3)
 YIO             Putnam VT International New Opportunities
                 Fund - Class IB Shares (11/00; 1/97)(1),(10)                    --         --        --      (4.45)(3)
 YNO             Putnam VT New Opportunities Fund -
                 Class IA Shares (11/96; 5/94)(1)                            (26.75)        --        --      15.53
 YVS             Putnam VT Vista Fund -
                 Class IB Shares (11/00; 1/97)(1),(10)                           --         --        --      (4.45)(3)
               Royce
 YMI             Micro-Cap Portfolio (11/00;12/96)(1)                            --         --        --       5.51(3)
                 Third Avenue
 YVA           Value Portfolio (11/00; 9/99)(1)                                  --         --        --       9.22(3)
                 Wanger
 YIC           International Small Cap (11/00; 5/95)(1)                          --         --        --      (8.32)(3)
 YSP           U.S. Small Cap (11/00; 5/95)(1)                                   --         --        --       6.21(3)

                                                                                            PERFORMANCE SINCE
                                                                                        COMMENCEMENT OF THE FUND
                                                                                                               SINCE
SUBACCOUNT     INVESTING IN                                                  1 YEAR     5 YEARS   10 YEARS  COMMENCEMENT
               Putnam Variable Trust
 YPH             Putnam VT High Yield -
                 Class IB Shares (11/00; 2/88)(1),(10)                        (9.33%)     2.29%     9.88%        --%
 YIO             Putnam VT International New Opportunities
                 Fund - Class IB Shares (11/00; 1/97)(1),(10)                (39.21)        --        --       8.42
 YNO             Putnam VT New Opportunities Fund -
                 Class IA Shares (11/96; 5/94)(1)                            (26.75)     15.12        --      18.63
 YVS             Putnam VT Vista Fund -
                 Class IB Shares (11/00; 1/97)(1),(10)                        (4.94)        --        --      20.12
               Royce
 YMI             Micro-Cap Portfolio (11/00;12/96)(1)                         17.49         --        --      16.58
               Third Avenue
 YVA             Value Portfolio (11/00; 9/99)(1)                             39.25         --        --      37.70
               Wanger
 YIC             International Small Cap (11/00; 5/95)(1)                    (28.59)     18.75        --      22.49
 YSP             U.S. Small Cap (11/00; 5/95)(1)                              (8.98)     17.73        --      18.43

(1) (Commencement date of the subaccount; Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the subaccount.

(4) Cumulative return (not annualized) since commencement date of the fund.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(7) CORE-SM- is a service mark of Goldman, Sachs & Co.

(8) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(10) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.



--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 17

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.


Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life of New York. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's revenues and expenses.


We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

-  select a specified amount of insurance;
-  select a death benefit option;
-  designate a beneficiary; and
- state how premiums are to be allocated among the fixed account and/or the subaccounts.


INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. Your application may be declined if we determine the individual is not insurable and we will return any premiums you have paid.


AGE LIMIT: The policy is available only to persons age 35 and older. In addition, IDS Life of New York generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of either insured for two years from the policy date, IDS Life of New York cannot contest the policy.


--------------------------------------------------------------------------------
18 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York or your financial advisor, with a written request for cancellation:

- by the 10th day after you receive it after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

-   the 45th day after you sign your application

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE EARLY POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE OF NEW YORK REQUIRES THAT YOU PAY THE MINIMUM INITIAL PREMIUMS.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 19

KEEPING THE POLICY IN FORCE

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

-  the sum of premiums paid; minus
-  partial surrenders minus
-  outstanding indebtedness; equals or exceeds
-  the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is:

-  3 years if the youngest insured's insurance age is 35-39
-  2 years if the youngest insured's insurance age is 40-49
-  1 year if the youngest insured's insurance age is 50 and over

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.


--------------------------------------------------------------------------------
20 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

-   a written request;
- evidence satisfactory to IDS Life of New York that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;
- payment of a premium that will keep the policy in force for at least three months;
- payment of the monthly deductions that were not collected during the grace period; and
-   payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

LOADS, FEES AND CHARGES

POLICY CHARGES COMPENSATE IDS LIFE OF NEW YORK FOR:

-   providing the insurance benefits of the policy;
-   issuing the policy;
-   administering the policy;
-   assuming certain risks in connection with the policy; and
-   distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

SALES CHARGE: 7.25% of all premiums paid. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

PREMIUM TAX CHARGE: 1.0% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the State of New York on premiums received by insurance companies.

FEDERAL TAX CHARGE: 1.25% of each premium payment. Compensates IDS Life of New York for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life of New York's federal tax burden. IDS Life of New York reserves the right to change the amount of this charge if applicable federal law changes IDS Life of New York's federal tax burden subject to the approval of the Superintendent of Insurance.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.  the cost of insurance for the policy month;
2.  the policy fee shown in your policy; and
3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See "Death Benefit Guarantee to Age 100," "Minimum Initial Premium Period"; also "Grace Period" and "Reinstatement.")


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 21

COMPONENTS OF THE MONTHLY DEDUCTION:

1.  COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insureds insurance age, duration of coverage, sex and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES assessed as a result of special underwriting considerations.

2. POLICY FEE: $30 per month for the first 15 policy years. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. See "Optional Insurance Benefits."

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. IDS Life of New York does not expect to make a profit on this charge. This charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

TRANSFER CHARGE


We reserve the right to limit transfers by mail or telephone to five per policy year. If, in alternative, we allow more than five transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS

The charge for additional insurance benefits added by rider will be specified in the Policy or in a supplement to the Policy.



--------------------------------------------------------------------------------
22 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                            MANAGEMENT          12b-1           OTHER
                                                               FEES             FEES           EXPENSES           TOTAL
IDS Life Series Fund, Inc. -
             Equity Portfolio                                  .70%               --%            .02%             .72%(1)
             Equity Income Portfolio                           .70                --             .10              .80(1),(2)
             Government Securities Portfolio                   .70                --             .10              .80(1)
             Income Portfolio                                  .70                --             .04              .74(1)
             International Equity Portfolio                    .95                --             .07             1.02(1)
             Managed Portfolio                                 .70                --             .02              .72(1)
             Money Market Portfolio                            .50                --             .09              .59(1)
AXP-Registered Trademark- Variable Portfolio -
             Blue Chip Advantage Fund                          .56               .13             .26              .95(3)
             Bond Fund                                         .60               .13             .06              .79(4)
             Capital Resource Fund                             .60               .13             .04              .77(4)
             Cash Management Fund                              .51               .13             .04              .68(4)
             Diversified Equity Income Fund                    .56               .13             .26              .95(3)
             Emerging Markets Fund                            1.13               .13             .43             1.69(3)
             Extra Income Fund                                 .62               .13             .07              .82(4)
             Federal Income Fund                               .61               .13             .13              .87(3)
             Global Bond Fund                                  .84               .13             .10             1.07(4)
             Growth Fund                                       .64               .13             .18              .95(3)
             International Fund                                .82               .13             .07             1.02(4)
             Managed Fund                                      .59               .13             .03              .75(4)
             New Dimensions Fund-Registered Trademark-         .60               .13             .05              .78(4)
             S&P 500 Index Fund                                .28               .13             .07              .48(3)
             Small Cap Advantage Fund                          .75               .13             .31             1.19(3)
             Strategy Aggressive Fund                          .59               .13             .05              .77(4)
AIM V.I.
             Capital Appreciation Fund                         .61                --             .21              .82(5)
             Capital Development Fund                          .75                --             .63             1.38(5),(6)
             Growth and Income Fund                            .60                --             .24              .84(5)
American Century VP
             International                                    1.23                --              --             1.23(7)
             Value                                            1.00                --              --             1.00(7)
Calvert Variable Series, Inc.
             Social Balanced Portfolio                         .70                --             .16              .86(8)
Credit Suisse Warburg Pincus Trust
             Emerging Growth Portfolio (previously             .90                --             .35             1.25(9)
             Warburg Pincus Trust - Emerging Growth
             Portfolio)
             Small Company Growth Portfolio (previously        .90                --             .21             1.11(9)
             Warburg Pincus Trust - Small Company
             Growth Portfolio)
Fidelity VIP
             III Growth & Income Portfolio (Service            .48               .10             .11              .69(10)
             Class)
             III Mid Cap Portfolio (Service Class)             .57               .10             .17              .84(10)
             Overseas Portfolio (Service Class)                .72               .10             .17              .99(10)


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 23

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (CONTINUED)

                                                            MANAGEMENT          12b-1           OTHER
                                                               FEES             FEES           EXPENSES           TOTAL
FTVIPT
        Franklin Real Estate Fund - Class 2                    .58%              .25%            .02%             .85%(11),(12)
        Franklin Value Securities Fund - Class 2               .58               .25             .26             1.09(12),(13)
        Templeton International Securities Fund                .67               .25             .20             1.12(12)
        - Class 2
        Templeton International Smaller                        .85               .25             .26             1.36(12)
        Companies Fund - Class 2
Goldman Sachs VIT
        CORE-SM- Small Cap Equity Fund                         .75                --             .25             1.00(14)
        CORE-SM- U.S. Equity Fund                              .70                --             .20              .90(14)
        Mid Cap Value Fund                                     .80                --             .25             1.05(14)
Janus Aspen Series
        Aggressive Growth Portfolio: Service                   .65               .25             .02              .92(15)
        Shares
        Global Technology Portfolio: Service                   .65               .25             .04              .94(15)
        Shares
        International Growth Portfolio: Service                .65               .25             .06              .96(15)
        Shares
Lazard Retirement Series
        International Equity Portfolio                         .75               .25             .25             1.25(16)
MFS-Registered Trademark-
        Investors Growth Stock Series - Service                .75               .20             .16             1.11(17),(18),(19)
        Class (previously MFS-Registered
        Trademark- Growth Series)
        New Discovery Series - Service Class                   .90               .20             .16             1.26(17),(18),(19)
Putnam Variable Trust
        Putnam VT High Yield Fund - Class IB                   .66               .25             .08              .99(20)
        Shares
        Putnam VT International New                           1.00               .25             .21             1.46(20)
        Opportunities Fund - Class IB Shares
        Putnam VT New Opportunities Fund - Class               .52                --             .05              .57(5)
        IA Shares
        Putnam VT Vista Fund - Class IB Shares                 .60               .25             .07              .92(20)
Royce
        Micro-Cap Portfolio                                   1.25                --             .10             1.35(21)
Third Avenue
        Value Portfolio                                        .90                --             .40             1.30(22)
Wanger
        International Small Cap                               1.20                --             .21             1.41(5),(23)
        U.S. Small Cap                                         .95                --             .05             1.00(5),(23)


(1) Annual operating expenses for the fiscal year ending April 30, 2000.

(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 3.21% for IDS Life Series Fund - Equity Income Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 1.16% and 2.42% for AXP Variable Portfolio - Emerging Markets Fund, 0.15% and 0.89% for AXP Variable Portfolio - Federal Income Fund, 0.20% and 0.97% for AXP Variable Portfolio - Growth Fund, 1.16% and 1.57% for AXP Variable Portfolio - S&P 500 Index Fund and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.

(4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.

(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.

(6) Expenses have been restated to reflect current fees.

(7) Annualized operating expenses of funds at Dec. 31, 2000.

(8) Net fund operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

(9) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Warburg Pincus Trust Emerging Growth Portfolio (0.90%, 0%, 0.40% and 1.30%) and Credit Suisse Warburg Pincus Trust Small Company Growth Portfolio (0.90%, 0%, 0.23%, 1.13%).


--------------------------------------------------------------------------------
24 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

(10) There were no reimbursement or expense reductions for the period ended 12/31/00. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.

(13) The manager has agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.60% and 1.11% for Franklin Value Securities Fund - Class 2.

(14) Expenses ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.80% and 1.55% for CORE-SM- Small Cap Equity Fund, 0.70%, 0.17%, and 0.87% for CORE-SM- U.S. Equity Fund, and 0.80%, 0.42% and 1.22% for Mid Cap Value Fund.

(15) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth Portfolio, and International Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

(16) Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 2000 would have been 1.32% and 2.32% for International Equity Portfolio.

(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Investors Growth Stock Series and 1.25% for New Discovery Series.

(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.17% and 1.12% for Investors Growth Stock Series and 0.19% and 1.29% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(20) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

(21) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2001 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.33% and 1.58% for Royce Micro-Cap Portfolio.

(22) The fund's expenses figures are based on actual expensed, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 1.62% and 2.52% for Third Avenue Value Portfolio.

(23) Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.


OTHER INFORMATION ON CHARGES: IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 25

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

-   the value on the previous monthly date; plus

-   net premiums allocated to the fixed account since the last monthly date;
    plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

-   accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

-   the portion of your initial net premium allocated to the subaccount; plus

-   interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.


--------------------------------------------------------------------------------
26 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals: (a / b) - c,

where:

(a) equals:

    -   net asset value per share of the fund; plus

    - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

    - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

    - net asset value per share of the fund at the end of the preceding valuation period; plus

    - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

-   additional purchase payments allocated to the subaccounts;

-   transfers into or out of the subaccount(s);

-   partial surrenders and partial surrender fees;

-   surrender charges; and/or

-   monthly deductions.

Accumulation unit values will fluctuate due to:

-   changes in underlying funds(s) net asset value;

-   dividends distributed to the subaccount(s);

-   capital gains or losses of underlying funds;

-   fund operating expenses; and/or

-   mortality and expense risk charges.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 27

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

On the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-  the specified amount on the date of the last surviving insured's death; or

- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

APPLICABLE PERCENTAGE TABLE

YOUNGEST INSURED'S        APPLICABLE PERCENTAGE      YOUNGEST INSURED'S         APPLICABLE PERCENTAGE
ATTAINED INSURANCE AGE       OF POLICY VALUE       ATTAINED INSURANCE AGE          OF POLICY VALUE
40 or younger                     250%                      61                           128%
41                                243                       62                           126
42                                236                       63                           124
43                                229                       64                           122
44                                222                       65                           120
45                                215                       66                           119
46                                209                       67                           118
47                                203                       68                           117
48                                197                       69                           116
49                                191                       70                           115
50                                185                       71                           113
51                                178                       72                           111
52                                171                       73                           109
53                                164                       74                           107
54                                157                       75-95                        105
55                                150                       96                           104
56                                146                       97                           103
57                                142                       98                           102
58                                138                       99                           101
59                                134                       100                          100
60                                130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-   the policy value plus the specified amount; or

- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)


--------------------------------------------------------------------------------
28 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

EXAMPLES:                                    OPTION 1           OPTION 2
Specified amount                            $1,000,000         $1,000,000
Policy value                                $   50,000         $   50,000
Death benefit                               $1,000,000         $1,050,000
Policy value increases to                   $   80,000         $   80,000
Death benefit                               $1,000,000         $1,080,000
Policy value decreases to                   $   30,000         $   30,000
Death benefit                               $1,000,000         $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance benefits depends upon the specified amount.

-   Minimum monthly premium.

-   Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

-   Charges for certain optional insurance benefits may decrease.

-   The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 29

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

-   the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

-   the amount of any outstanding indebtedness on the date of death.

SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS


You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.


We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC and the New York Superintendent of Insurance. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

-   For automated transfers -- $50.

From the fixed account to a subaccount: $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

-   For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

-   None.

From the fixed account to a subaccount:

-   Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR


Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.



--------------------------------------------------------------------------------
30 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 BY LETTER:

Regular mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK

P.O. BOX 5144

ALBANY, NY 12205

Express mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK

20 MADISON AVE. EXTENSION

ALBANY, NY 12203

2 BY PHONE:

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday) All Eastern Times:

(800) 541-2251 (toll free) or

(518) 869-8613 (Albany area)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

-   Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 31

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                             NUMBER
By investing an equal number                                           AMOUNT          ACCUMULATION         OF UNITS
of dollars each month...                            MONTH             INVESTED          UNIT VALUE          PURCHASED
                                                     Jan                $100                $20                5.00

                                                     Feb                 100                 16                6.25

you automatically buy                                Mar                 100                  9               11.11
more units when the
per unit market price is low...                      Apr                 100                  5               20.00

                                                     May                 100                  7               14.29

                                                     June                100                 10               10.00

and fewer units                                      July                100                 15                6.67
when the per unit
market price is high.                                Aug                 100                 20                5.00

                                                     Sept                100                 17                5.88

                                                     Oct                 100                 12                8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


Twelve automated transfers per year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.


POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

Interest rate: The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN: $500 or the remaining loan value, whichever is less.

MAXIMUM LOAN:

-   85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.


--------------------------------------------------------------------------------
32 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.


EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or portfolio(s).


A loan may terminate the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess.
(See "Federal Taxes.")

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 33

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)

FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO)

PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal Taxes.")

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

-   you surrender the policy;

-   the last surviving insured dies; or

-   the youngest insured's attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.


--------------------------------------------------------------------------------
34 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

OPTION A: INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B: PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

                         PAYMENT PERIOD           MONTHLY PAYMENT PER $1,000
                             (YEARS)                PLACED UNDER OPTION B
                               10                           $9.61
                               15                            6.87
                               20                            5.51
                               25                            4.71
                               30                            4.18

We will furnish monthly amounts for other payment periods at your request without charge.

OPTION C: LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

CALENDAR YEAR OF PAYEE'S BIRTH      ADJUSTMENT    CALENDAR YEAR OF PAYEE'S BIRTH     ADJUSTMENT
   Before 1920                          0            1945 - 1949                         6
   1920 - 1924                          1            1950 - 1959                         7
   1925 - 1929                          2            1960 - 1969                         8
   1930 - 1934                          3            1970 - 1979                         9
   1935 - 1939                          4            1980 - 1989                        10
   1940 - 1944                          5            After 1989                         11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

                                        LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
                                -----------------------------------------------------------------
                                    10 YEARS                15 YEARS                  20 YEARS
ADJUSTED AGE PAYEE               MALE     FEMALE         MALE      FEMALE          MALE     FEMALE
 50                             $4.22     $3.89         $4.17      $3.86          $4.08     $3.82
 55                              4.62      4.22          4.53       4.18           4.39      4.11
 60                              5.14      4.66          4.96       4.57           4.71      4.44
 65                              5.81      5.22          5.46       5.05           5.02      4.79
 70                              6.61      5.96          5.96       5.60           5.27      5.12
 75                              7.49      6.89          6.38       6.14           5.42      5.35

DEFERRAL OF PAYMENTS:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

-   the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 35

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.


As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

------------------------------------------------ ---------------------------------------------------------------------------
SOURCE OF PROCEEDS                               TAXABLE PORTION OF PRE-DEATH PROCEEDS
------------------------------------------------ ---------------------------------------------------------------------------

FULL SURRENDER:                                  Amount received plus any indebtedness, minus your investment in the policy.*
------------------------------------------------ ---------------------------------------------------------------------------
LAPSE:                                           Any outstanding indebtedness minus your investment in the policy.*
------------------------------------------------ ---------------------------------------------------------------------------
PARTIAL SURRENDERS (MODIFIED ENDOWMENTS):        Lesser of: The amount received or policy value minus your investment in the policy.*
------------------------------------------------ ---------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS (MODIFIED           Lesser of: The amount of the loan/assignment or policy value minus your
ENDOWMENTS):                                     investment in the policy.*
------------------------------------------------ ---------------------------------------------------------------------------
PARTIAL                                          surrenders (other policies): Generally, if the amount received is greater than your investment in the policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
------------------------------------------------ ---------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS (OTHER POLICIES):   None
------------------------------------------------ ---------------------------------------------------------------------------
PAYMENT OPTIONS:                                 If proceeds of the policy will be paid under one of the payment options, see the "Payment option" section for tax information.
------------------------------------------------ ---------------------------------------------------------------------------


* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

-   you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.


--------------------------------------------------------------------------------
36 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

-   the distribution occurs after the owner attains age 591/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 37

IDS LIFE OF NEW YORK

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP

IDS Life of New York, a New York Corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota Corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware Corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $239 billion.


STATE REGULATION

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY


American Express Financial Advisors Inc. (AEFA), a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., serves as the principal underwriter for the life insurance policy. AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 77% of the initial target premium (annualized), plus up to 3.3% of all premiums in excess of the target premium. Each year, IDS Life of New York pays a service fee of up to .125% of the policy value, net of indebtedness.


LEGAL PROCEEDINGS


A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK, which was commenced in Minnesota state court on October 13, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August, 2000 an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.


--------------------------------------------------------------------------------
38 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. Six motions to intervene were filed together with objections to the proposed settlement. We are awaiting a final order from the court.


EXPERTS


Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - Flexible Premium Survivorship Variable Life Subaccounts as of Dec. 31, 2000, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.


MANAGEMENT OF IDS LIFE OF NEW YORK

DIRECTORS


GUMER C. ALVERO

Director since April 2001; Vice President - Variable Annuities, AEFC, since April 1998; Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.


TIMOTHY V. BECHTOLD


Director since April 1999; Chief Executive Officer since April 2001; President since 1998; Executive Vice President - Risk Management Products since December 1999; Vice President, Risk Management Products, IDS Life Insurance Company, from January 1995 to December 1999.



MAUREEN A. BUCKLEY

Director since April 1999; Vice President, Chief Operating Officer and Consumer Affairs Officer and Claims Officer since 1998; Chief Operating Officer and Consumer Affairs Officer, American Centurion Life Assurance Company, since March 1995.


RODNEY P. BURWELL

Director since April 1999; Chairman, Xerxes Corporation (manufacturing), since 1969.


ROBERT R. GREW

Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.


CAROL A. HOLTON

Director, since April 2001; Vice President - Third Party Distribution, AEFC, since April 1998; Director, Distributor Services, AEFC, from September 1997 to April 1998; Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.


JEAN B. KEFFELER

Director since April 1999; Business and management consultant since 1991.


ERIC L. MARHOUN

Director since April 2001; General Counsel and Secretary since 1998; Group Counsel and Vice President, AEFA, since 1997; Counsel AEFA, from 1996 to 1997; Associate Counsel, AEFA, from 1995 to 1996.



THOMAS R. MCBURNEY

Director since April 1999; President, McBurney Management Associates, since
1990.

EDWARD J. MUHL

Director since April 1999; Vice Chairman, Peterson Consulting LLP, since January 1997; Superintendent of Insurance, New York State from January 1995 to December 1996.


THOMAS V. NICOLOSI

Director since October 1996; Group Vice President, AEFA, from January 1995 to present.


STEPHEN P. NORMAN

Secretary, American Express, since 1982.

RICHARD M. STARR

Director since October 1996; Managing Counsel, American Express Company, since March 1995.


MICHAEL R. WOODWARD


Director since December 2000; Senior Vice President, Field Management, AEFC, since June 1991.



--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 39

OFFICERS OTHER THAN DIRECTORS


LORRAINE R. HART

Vice President - Investments since December 1999; Investment Officer since March 1992.



PHILIP C. WENTZEL

Vice President and Controller since 1998; Director of Financial Reporting and Analysis from 1992-1997.

DAVID L. YOWAN

Vice President and Treasurer since April 2001; Senior Vice President and Assistant Treasurer of American Express Company since January 1999; Vice President and Corporate Treasurer, AEFC, since April 2001; Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.


The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.


Other Information

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life of New York, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life of New York Series Fund, all shares of the IDS Life of New York Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life of New York Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life of New York itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life of New York reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life of New York does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.


--------------------------------------------------------------------------------
40 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

REPORTS

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

-  the annual rate of return of the fund is 0%, 6% or 12%.

-  the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 41

EFFECT OF EXPENSES AND CHARGES: The death benefit, policy value and cash surrender value reflect the following charges:

-   Sales charge: 7.25% of all premiums paid.

-   Premium tax charge: 1.0% of each premium payment.

-   Federal tax charge: 1.25% of each premium payment.


- Cost of insurance charge and surrender charge for the sex, age and risk classification for each insured.


-   Policy fee: $30 per month ($30 per month guaranteed maximum).

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:


- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.73% of the fund's aggregate average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of the prospectus for additional information;

- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.


- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and


- a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.15% of each funds aggregate average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses in the "Loads, Fees and Charges" section of this prospectus for additional information.


After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

--------------------- --------------------------------- ------------------------------
GROSS ANNUAL           NET ANNUAL RATE OF RETURN FOR     NET ANNUAL RATE OF RETURN FOR
INVESTMENT RATE          "GUARANTEED COSTS ASSUMED"       "CURRENT COSTS ASSUMED"
OF RETURN                       ILLUSTRATION              ILLUSTRATION, YEARS 1-10
--------------------- --------------------------------- ------------------------------

0%                             (1.87%)                                      (1.87%)
--------------------- --------------------------------- ------------------------------
6                               4.13                                         4.13
--------------------- --------------------------------- ------------------------------
12                             10.13                                        10.13
--------------------- --------------------------------- ------------------------------


TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.


--------------------------------------------------------------------------------
42 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

ILLUSTRATION

INITIAL SPECIFIED AMOUNT $1,000,000          MALE -- INSURANCE AGE 55 -- NONSMOKER                           CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                       FEMALE - INSURANCE AGE 55 --  NONSMOKER                        ANNUAL PREMIUM $15,000
----------------------------------------------------------------------------------------------------------------------------------
              PREMIUM
            ACCUMULATED         DEATH BENEFIT(1),(2)               POLICY VALUE(1),(2)             CASH SURRENDER VALUE(1),(2)
    END OF  WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
    POLICY   INTEREST       ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
    YEAR       AT 5%        0%          6%         12%          0%          6%         12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------

         1  $   15,750  $1,000,000  $1,000,000  $1,000,000  $   12,848  $   13,647  $   14,446  $    8,848  $    9,647  $   10,446

         2      32,288   1,000,000   1,000,000   1,000,000      25,457      27,859      30,358      21,457      23,859      26,358

         3      49,652   1,000,000   1,000,000   1,000,000      37,718      42,543      47,763      33,718      38,543      43,763

         4      67,884   1,000,000   1,000,000   1,000,000      49,528      57,607      66,700      45,528      53,607      62,700

         5      87,029   1,000,000   1,000,000   1,000,000      61,012      73,187      87,450      57,012      69,187      83,450

         6     107,130   1,000,000   1,000,000   1,000,000      71,958      89,085     109,977      68,358      85,485     106,377

         7     128,237   1,000,000   1,000,000   1,000,000      82,493     105,436     134,590      79,293     102,236     131,390

         8     150,398   1,000,000   1,000,000   1,000,000      92,415     122,053     161,303      89,615     119,253     158,503

         9     173,668   1,000,000   1,000,000   1,000,000     101,743     138,964     190,358      99,343     136,564     187,958

        10     198,102   1,000,000   1,000,000   1,000,000     110,496     156,197     222,027     108,496     154,197     220,027

        11     223,757   1,000,000   1,000,000   1,000,000     118,587     173,682     256,522     116,987     172,082     254,922

        12     250,695   1,000,000   1,000,000   1,000,000     126,141     191,552     294,271     124,941     190,352     293,071

        13     278,979   1,000,000   1,000,000   1,000,000     133,069     209,744     335,570     132,269     208,944     334,770

        14     308,678   1,000,000   1,000,000   1,000,000     139,287     228,201     380,767     138,887     227,801     380,367

        15     339,682   1,000,000   1,000,000   1,000,000     144,916     247,054     430,423     144,916     247,054     430,423

        20     520,789   1,000,000   1,000,000   1,000,000     164,272     348,946     768,375     164,272     348,946     768,375

        25     751,502   1,000,000   1,000,000   1,394,872     151,768     454,309   1,328,450     151,768     454,309   1,328,450

        30   1,046,412   1,000,000   1,000,000   2,336,041      46,345     534,987   2,224,801      46,345     534,987   2,224,801

        35   1,422,545           0   1,000,000   3,808,825           0     534,919   3,627,453           0     534,919   3,627,453

        40   1,902,596           0   1,000,000   6,083,307           0     361,297   5,793,626           0     361,297   5,793,626

        45   2,515,277           0           0   9,307,760           0           0   9,215,604           0           0   9,215,604

----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 43

ILLUSTRATION

INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                          GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                       FEMALE-- INSURANCE AGE 55-- NONSMOKER                          ANNUAL PREMIUM $15,000
----------------------------------------------------------------------------------------------------------------------------------
              PREMIUM
            ACCUMULATED         DEATH BENEFIT(1),(2)               POLICY VALUE(1),(2)             CASH SURRENDER VALUE(1),(2)
    END OF  WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
    POLICY   INTEREST       ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
    YEAR       AT 5%        0%          6%         12%          0%          6%         12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------


         1  $   15,750  $1,000,000  $1,000,000  $1,000,000  $   12,848  $   13,647  $   14,446  $    8,848  $    9,647  $   10,446

         2      32,288   1,000,000   1,000,000   1,000,000      25,457      27,859      30,358      21,457      23,859      26,358

         3      49,652   1,000,000   1,000,000   1,000,000      37,718      42,543      47,763      33,718      38,543      43,763

         4      67,884   1,000,000   1,000,000   1,000,000      49,528      57,607      66,700      45,528      53,607      62,700

         5      87,029   1,000,000   1,000,000   1,000,000      61,012      73,187      87,450      57,012      69,187      83,450

         6     107,130   1,000,000   1,000,000   1,000,000      71,958      89,085     109,977      68,358      85,485     106,377

         7     128,237   1,000,000   1,000,000   1,000,000      82,493     105,436     134,590      79,293     102,236     131,390

         8     150,398   1,000,000   1,000,000   1,000,000      92,415     122,053     161,303      89,615     119,253     158,503

         9     173,668   1,000,000   1,000,000   1,000,000     101,743     138,964     190,358      99,343     136,564     187,958

        10     198,102   1,000,000   1,000,000   1,000,000     110,391     156,093     221,928     108,391     154,093     219,928

        11     223,757   1,000,000   1,000,000   1,000,000     118,172     173,270     256,126     116,572     171,670     254,526

        12     250,695   1,000,000   1,000,000   1,000,000     125,111     190,525     293,288     123,911     189,325     292,088

        13     278,979   1,000,000   1,000,000   1,000,000     131,029     207,698     333,624     130,229     206,898     332,824

        14     308,678   1,000,000   1,000,000   1,000,000     135,848     224,727     377,484     135,448     224,327     377,084

        15     339,682   1,000,000   1,000,000   1,000,000     139,493     241,554     425,289     139,493     241,554     425,289

        20     520,789   1,000,000   1,000,000   1,000,000     130,028     314,865     742,481     130,028     314,865     742,481

        25     751,502   1,000,000   1,000,000   1,337,096      23,972     330,872   1,273,425      23,972     330,872   1,273,425

        30   1,046,412           0   1,000,000   2,222,342           0     177,445   2,116,517           0     177,445   2,116,517

        35   1,422,545           0           0   3,573,025           0           0   3,402,881           0           0   3,402,881

        40   1,902,596           0           0   5,562,078           0           0   5,297,217           0           0   5,297,217

        45   2,515,277           0           0   8,215,097           0           0   8,133,760           0           0   8,133,760

----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
44 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

ILLUSTRATION

INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                             CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                       FEMALE-- INSURANCE AGE 55-- NONSMOKER                          ANNUAL PREMIUM $15,000
----------------------------------------------------------------------------------------------------------------------------------
              PREMIUM
            ACCUMULATED         DEATH BENEFIT(1),(2)               POLICY VALUE(1),(2)             CASH SURRENDER VALUE(1),(2)
    END OF  WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
    POLICY   INTEREST       ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
    YEAR       AT 5%        0%          6%         12%          0%          6%         12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------

         1  $   15,750  $1,012,846  $1,013,645  $1,014,445  $   12,846  $   13,645  $   14,445  $    8,846  $    9,645  $   10,445

         2      32,288   1,025,453   1,027,854   1,030,352      25,453      27,854      30,352      21,453      23,854      26,352

         3      49,652   1,037,705   1,042,528   1,047,746      37,705      42,528      47,746      33,705      38,528      43,746

         4      67,884   1,049,491   1,057,563   1,066,649      49,491      57,563      66,649      45,491      53,563      62,649

         5      87,029   1,060,938   1,073,097   1,087,341      60,938      73,097      87,341      56,938      69,097      83,341

         6     107,130   1,071,817   1,088,905   1,109,751      71,817      88,905     109,751      68,217      85,305     106,151

         7     128,237   1,082,255   1,105,123   1,134,179      82,255     105,123     134,179      79,055     101,923     130,979

         8     150,398   1,092,025   1,121,521   1,160,578      92,025     121,521     160,578      89,225     118,721     157,778

         9     173,668   1,101,138   1,138,107   1,189,147     101,138     138,107     189,147      98,738     135,707     186,747

        10     198,102   1,109,608   1,154,890   1,220,107     109,608     154,890     220,107     107,608     152,890     218,107

        11     223,757   1,117,328   1,171,755   1,253,573     117,328     171,755     253,573     115,728     170,155     251,973

        12     250,695   1,124,430   1,188,829   1,289,926     124,430     188,829     289,926     123,230     187,629     288,726

        13     278,979   1,130,808   1,205,996   1,329,332     130,808     205,996     329,332     130,008     205,196     328,532

        14     308,678   1,136,356   1,223,140   1,371,975     136,356     223,140     371,975     135,956     222,740     371,575

        15     339,862   1,141,209   1,240,381   1,418,309     141,209     240,381     418,309     141,209     240,381     418,309

        20     520,789   1,154,657   1,327,386   1,719,078     154,657     327,386     719,078     154,657     327,386     719,078

        25     751,502   1,130,430   1,392,684   2,159,858     130,430     392,684   1,159,858     130,430     392,684   1,159,858

        30   1,046,412   1,007,396   1,357,504   2,743,268       7,396     357,504   1,743,268       7,396     357,504   1,743,268

        35   1,422,545           0   1,073,027   3,413,797           0      73,027   2,413,797           0      73,027   2,413,797

        40   1,902,596           0           0   4,191,398           0           0   3,191,398           0           0   3,191,398

        45   2,515,277           0           0   4,655,485           0           0   3,655,485           0           0   3,655,485



(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 45

ILLUSTRATION

INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                          GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 2                       FEMALE-- INSURANCE AGE 55-- NONSMOKER                          ANNUAL PREMIUM $15,000
----------------------------------------------------------------------------------------------------------------------------------
              PREMIUM
            ACCUMULATED         DEATH BENEFIT(1),(2)               POLICY VALUE(1),(2)             CASH SURRENDER VALUE(1),(2)
    END OF  WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
    POLICY   INTEREST       ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
    YEAR       AT 5%        0%          6%         12%          0%          6%         12%          0%          6%         12%
----------------------------------------------------------------------------------------------------------------------------------

         1  $   15,750  $1,012,846  $1,013,645  $1,014,445  $   12,846  $   13,645  $   14,445  $    8,846  $    9,645  $   10,445

         2      32,288   1,025,453   1,027,854   1,030,352      25,453      27,854      30,352      21,453      23,854      26,352

         3      49,652   1,037,705   1,042,528   1,047,746      37,705      42,528      47,746      33,705      38,528      43,746

         4      67,884   1,049,491   1,057,563   1,066,649      49,491      57,563      66,649      45,491      53,563      62,649

         5      87,029   1,060,938   1,073,097   1,087,341      60,938      73,097      87,341      56,938      69,097      83,341

         6     107,130   1,071,817   1,088,905   1,109,751      71,817      88,905     109,751      68,217      85,305     106,151

         7     128,237   1,082,255   1,105,123   1,134,179      82,255     105,123     134,179      79,055     101,923     130,979

         8     150,398   1,092,025   1,121,521   1,160,578      92,025     121,521     160,578      89,225     118,721     157,778

         9     173,668   1,101,138   1,138,107   1,189,147     101,138     138,107     189,147      98,738     135,707     186,747

        10     198,102   1,109,490   1,154,768   1,219,981     109,490     154,768     219,981     107,490     152,768     217,981

        11     223,757   1,116,857   1,171,262   1,253,056     116,857     171,262     253,056     115,257     169,662     251,456

        12     250,695   1,123,257   1,187,581   1,288,601     123,257     187,581     288,601     122,057     186,381     287,401

        13     278,979   1,128,474   1,203,475   1,326,614     128,474     203,475     326,614     127,674     202,675     325,814

        14     308,678   1,132,409   1,218,804   1,367,218     132,409     218,804     367,218     132,009     218,404     366,818

        15     339,862   1,134,969   1,233,423   1,410,552     134,969     233,423     410,552     134,969     233,423     410,552

        20     520,789   1,115,447   1,281,138   1,664,100     115,447     281,138     664,100     115,447     281,138     664,100

        25     751,502           0   1,222,282   1,941,023           0     222,282     941,023           0     222,282     941,023

        30   1,046,412           0           0   2,133,432           0           0   1,133,432           0           0   1,133,432

        35   1,422,545           0           0   2,006,151           0           0   1,006,151           0           0   1,006,151

        40   1,902,596           0           0   1,190,575           0           0     190,575           0           0     190,575

        45   2,515,277           0           0           0           0           0           0           0           0           0
----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
46 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 - Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YND, YSA, YGI, YGC, YGT, YIG, YIO and
YNO) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 - Flexible Premium Survivorship Variable Life Subaccounts at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Minneapolis, Minnesota

March 23, 2001


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 47

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                            SEGREGATED ASSET SUBACCOUNTS
                                            --------------------------------------------------------------
DECEMBER 31, 2000                                   YEQ             YGS            YIN           YIT
ASSETS

Investments in shares of
  mutual funds and portfolios:
    at cost                                   $  77,293,475  $     610,018  $   6,206,515  $  20,366,007
                                            --------------------------------------------------------------
    at market value                           $  81,277,949  $     618,086  $   5,905,253  $  18,256,104
Dividends receivable                                     --          2,687          6,197             --
Accounts receivable from IDS Life
  of New York for contract
  purchase payments                                   1,915             --            834             60
Receivable from mutual funds
  and portfolios for share redemptions                   --             --             --             --
----------------------------------------------------------------------------------------------------------
Total assets                                     81,279,864        620,773      5,912,284     18,256,164
==========================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
   Mortality and expense risk fee                    57,747            441          4,225         12,925
   Contract terminations                                 --          2,561           --             --
----------------------------------------------------------------------------------------------------------
Payable to mutual funds and
  portfolios for investments purchased                   --             --             --             --
----------------------------------------------------------------------------------------------------------
Total liabilities                                    57,747          3,002          4,225         12,925
----------------------------------------------------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation period       $  81,222,117  $     617,771  $   5,908,059  $  18,243,239
==========================================================================================================
Accumulation units outstanding                   14,763,855        253,205      2,372,773      8,453,750
==========================================================================================================
Net asset value per
  accumulation unit                           $        5.50  $        2.44  $        2.49  $        2.16
==========================================================================================================

                                                             SEGREGATED ASSET SUBACCOUNTS
                                            -----------------------------------------------------------------
DECEMBER 31, 2000                                   YMA             YMM            YND           YSA
ASSETS

Investments in shares of
  mutual funds and portfolios:
    at cost                                  $    40,170,969  $   2,796,234  $          18  $          18
                                            -----------------------------------------------------------------
    at market value                          $    44,286,300  $   2,796,236  $          18  $          18
Dividends receivable                                      --         12,339             --             --
Accounts receivable from IDS Life
  of New York for contract
  purchase payments                                       --             --             --             --
Receivable from mutual funds
  and portfolios for share redemptions                    --             --             --             --
-------------------------------------------------------------------------------------------------------------
Total assets                                      44,286,300      2,808,575             18             18
=============================================================================================================

LIABILITIES

Payable to IDS Life of New York for:
   Mortality and expense risk fee                     31,516          1,909             --             --
   Contract terminations                               1,664         10,087             --             --
-------------------------------------------------------------------------------------------------------------
Payable to mutual funds and
  portfolios for investments purchased                    --             --             --             --
-------------------------------------------------------------------------------------------------------------
Total liabilities                                     33,180         11,996             --             --
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation period      $    44,253,120  $   2,796,579  $          18  $          18
=============================================================================================================
Accumulation units outstanding                    10,575,568      1,570,725             20             32
=============================================================================================================
Net asset value per
  accumulation unit                          $          4.18  $        1.78  $        0.90  $        0.58
=============================================================================================================

                                                           SEGREGATED ASSET SUBACCOUNTS
                              ----------------------------------------------------------------------------------       COMBINED
DECEMBER 31, 2000 (CONTINUED)     YGI            YGC             YGT           YIG            YIO            YNO    VARIABLE ACCOUNT

ASSETS
Investments in shares of
  mutual funds and
  portfolios:
    at cost                   $ 25,679,467   $          4   $         18   $          4   $         17   $ 23,178,645   $196,301,409
                              ------------------------------------------------------------------------------------------------------
    at market value           $ 27,037,431   $          4   $         18   $          4   $         18   $ 23,054,797   $203,232,236
Dividends receivable                    --             --             --             --             --             --         21,223
Accounts receivable from
  IDS Life of New York
  for contract
  purchase payments                  7,527             --             --             --             --          8,068         18,404

Receivable from mutual
  funds and portfolios
  for share redemptions             19,433             --             --             --             --         16,757         36,190
------------------------------------------------------------------------------------------------------------------------------------
Total assets                    27,064,391              4             18              4             18     23,079,622    203,308,053
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

Payable to IDS Life
  of New York for:
    Mortality and expense
    risk fee                        19,433             --             --             --             --         16,757        144,953
    Contract terminations               --             --             --             --             --             --         14,312
Payable to mutual funds
  and portfolios for
  investments purchased              7,527             --             --             --             --          8,068         15,595
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                   26,960             --             --             --             --         24,825        174,860
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
  to Variable
    Life contracts in
    accumulation period       $ 27,037,431   $          4   $         18   $          4   $         18   $ 23,054,797   $203,133,193
====================================================================================================================================
Accumulation units
  outstanding                   15,192,641              4             22              5             19     12,742,567
========================================================================================================================
Net asset value per
  accumulation unit           $       1.78   $       0.99   $       0.85   $       0.94   $       0.93   $       1.81
========================================================================================================================

See accompanying notes to finaal statements.


--------------------------------------------------------------------------------
48 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                     -----------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000             YEQ                  YGS                 YIN                YIT                 YMA

INVESTMENT INCOME
Dividend income from mutual
  funds and portfolios                $  22,467,959    $        33,066    $        367,804    $      3,223,670    $      2,959,897
Mortality and expense risk fee              931,569              5,350              52,052            170,962              460,310
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net           21,536,390             27,716             315,752           3,052,708           2,499,587
====================================================================================================================================
Realized and unrealized gain
  (loss) on investments-- net

Realized gain (loss) on sales
  of investments in mutual
  funds and portfolios:
    Proceeds from sales                   3,160,690            181,545             823,434             514,409           2,724,155
   Cost of investments sold               1,892,427            189,825             884,240             460,672           1,979,694
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                             1,268,263             (8,280)            (60,806)             53,737             744,461

Net change in unrealized
  appreciation or depreciation
  of investments                        (50,145,875)            43,467              72,401          (8,583,595)        (10,804,020)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments          (48,877,612)            35,187              11,595          (8,529,858)        (10,059,559)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations    $ (27,341,222)   $        62,903    $        327,347    $     (5,477,150)   $     (7,559,972)
====================================================================================================================================

                                                  SEGREGATED ASSET SUBACCOUNTS
                                     ------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                  YMM                YND(1)              YSA(1)

INVESTMENT INCOME
Dividend income from mutual
  funds and portfolios                  $        137,119    $           --      $           --
Mortality and expense risk fee                    21,198                --                  --
-------------------------------------------------------------------------------------------------
Investment income (loss)-- net                   115,921                --                  --
=================================================================================================
Realized and unrealized gain
  (loss) on investments-- net

Realized gain (loss) on sales
  of investments in mutual
  funds and portfolios:
    Proceeds from sales                        4,108,825                --                  --
   Cost of investments sold                    4,108,811                --                  --
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                                         14                --                  --

Net change in unrealized
  appreciation or depreciation
  of investments                                     (22)               --                  --
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        (8)               --                  --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations      $        115,913    $           --      $           --
=================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)               YGI              YGC(1)              YGT(1)             YIG(1)
 INVESTMENT INCOME

Dividend income from mutual funds
  and portfolios                                $        837,301    $           --      $           --      $           --
Mortality and expense risk fee                           249,293                --                  --                  --
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                           588,008                --                  --                  --
===============================================================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales
  of investments in mutual
  funds and portfolios:

   Proceeds from sales                                   423,956                --                  --                  --

   Cost of investments sold                              322,244                --                  --                  --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on investments                                         101,712                --                  --                  --

Net change in unrealized
  appreciation or depreciation
  of investments                                      (5,494,731)               --                  --                  --
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        (5,393,019)               --                  --                  --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations              $     (4,805,011)   $           --      $           --      $           --
===============================================================================================================================

                                                     SEGREGATED ASSET SUBACCOUNTS
                                              ------------------------------------------      COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)              YIO(1)                 YNO         VARIABLE ACCOUNT
 INVESTMENT INCOME

Dividend income from mutual funds
  and portfolios                                   $           --      $      2,036,114    $     32,062,930
Mortality and expense risk fee                                 --               242,195           2,132,929
--------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                 --             1,793,919          29,930,001
==============================================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales
  of investments in mutual
  funds and portfolios:

   Proceeds from sales                                         --               249,745          12,186,759

   Cost of investments sold                                    --               167,554          10,005,467
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on investments                                               --                82,191           2,181,292

Net change in unrealized
  appreciation or depreciation
  of investments                                                  1         (10,244,456)        (85,156,830)
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    1         (10,162,265)        (82,975,538)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                 $              1    $     (8,368,346)   $    (53,045,537)
==============================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 49

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999               YEQ            YGS            YIN             YIT           YMA            YMM
INVESTMENT INCOME

Dividend income from mutual
 funds and portfolios                 $         --   $     38,762   $    425,512   $    398,665  $  1,270,807  $     95,076

Mortality and expense risk fee             585,629          6,215         52,970        137,144       391,502        18,496
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net            (585,629)        32,547        372,542        261,521       879,305        76,580
=============================================================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales
  of investments in mutual funds
  and portfolios:
   Proceeds from sales                   3,258,742        197,166        653,512        634,066     1,793,507     3,500,815
   Cost of investments sold              2,526,521        204,018        678,758        521,229     1,425,666     3,500,800
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                              732,221         (6,852)       (25,246)       112,837       367,841            15

Net change in unrealized
  appreciation or depreciation
  of investments                        45,611,195        (46,785)      (376,233)     4,786,384     8,387,190            17
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments          46,343,416        (53,637)      (401,479)     4,899,221     8,755,031            32
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations    $ 45,757,787   $    (21,090)  $    (28,937)  $  5,160,742  $  9,634,336  $     76,612
=============================================================================================================================

                                       SEGREGATED ASSET SUBACCOUNTS
                                       ----------------------------    COMBINED
YEAR ENDED DECEMBER 31, 1999                  YGI          YNO     VARIABLE ACCOUNT
INVESTMENT INCOME

Dividend income from mutual
 funds and portfolios                  $    202,377  $    131,852  $  2,563,051

Mortality and expense risk fee              141,258       115,978     1,449,192
-----------------------------------------------------------------------------------
Investment income (loss)-- net               61,119        15,874     1,113,859
===================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales
  of investments in mutual funds
  and portfolios:
   Proceeds from sales                       94,692       107,800    10,240,300
   Cost of investments sold                  77,841        86,666     9,021,499
-----------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                                16,851        21,134     1,218,801

Net change in unrealized
  appreciation or depreciation
  of investments                          5,089,669     8,641,203    72,092,640
-----------------------------------------------------------------------------------
Net gain (loss) on investments            5,106,520     8,662,337    73,311,441
-----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations     $  5,167,639  $  8,678,211  $ 74,425,300
===================================================================================


                                                      SEGREGATED ASSET SUBACCOUNTS
                                   ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998            YEQ             YGS          YIN             YIT          YMA

INVESTMENT INCOME
Dividend income from mutual
  funds and portfolios             $ 7,962,668    $    36,677   $   394,066    $   530,817   $ 3,113,690
Mortality and expense risk fee         437,714          5,325        48,402        101,270       317,793
---------------------------------------------------------------------------------------------------------
Investment income (loss)-- net       7,524,954         31,352       345,664        429,547     2,795,897
=========================================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales
  of investments in mutual funds
  and portfolios:
    Proceeds from sales                881,803        118,640       622,887        292,083       810,846
    Cost of investments sold           697,183        117,394       613,975        264,666       694,915
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on investments                       184,620          1,246         8,912         27,417       115,931
---------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation or depreciation
  of investments                    (3,495,686)         9,354      (117,407)     1,434,548     1,593,673
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments      (3,311,066)        10,600      (108,495)     1,461,965     1,709,604
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                       $ 4,213,888    $    41,952   $   237,169    $ 1,891,512   $ 4,505,501
=========================================================================================================

                                          SEGREGATED ASSET SUBACCOUNTS
                                    -----------------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 1998                YMM           YGI          YNO     VARIABLE ACCOUNT

INVESTMENT INCOME
Dividend income from mutual
  funds and portfolios                $    67,725   $   130,855   $    52,867   $12,289,365
Mortality and expense risk fee             12,392        54,253        44,663     1,021,812
------------------------------------------------------------------------------------------------
Investment income (loss)-- net             55,333        76,602         8,204    11,267,553
================================================================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales
  of investments in mutual funds
  and portfolios:
    Proceeds from sales                 1,840,441        13,030        17,330     4,597,060
    Cost of investments sold            1,840,441        11,208        16,292     4,256,074
------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on investments                             --           1,822         1,038       340,986
------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation or depreciation
  of investments                                2     1,579,781     1,225,925     2,230,190
------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  2     1,581,603     1,226,963     2,571,176
------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                          $    55,335   $ 1,658,205   $ 1,235,167   $13,838,729
================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
50 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                         YEQ            YGS             YIN             YIT             YMA

OPERATIONS
Investment income (loss)-- net                   $  21,536,390   $      27,716   $     315,752   $   3,052,708   $   2,499,587
Net realized gain (loss) on
  investments                                        1,268,263          (8,280)        (60,806)         53,737         744,461
Net change in unrealized
  appreciation or depreciation
  of investments                                   (50,145,875)         43,467          72,401      (8,583,595)    (10,804,020)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                 (27,341,222)         62,903         327,347      (5,477,150)     (7,559,972)
================================================================================================================================
 CONTRACT TRANSACTIONS

Contract purchase payments                           9,252,627          85,291         658,871       3,146,272       5,720,661
Net transfers(2)                                     2,342,007         (67,291)       (494,978)      1,708,499      (1,120,699)
Transfers for policy loans                          (1,457,126)        (15,583)        (26,114)       (228,628)       (576,472)
Policy charges                                      (3,056,629)        (46,392)       (297,684)       (601,871)     (1,970,418)
Contract terminations:
   Surrender benefits                               (2,635,242)        (16,425)       (128,853)       (408,230)     (1,213,243)
   Death benefits                                      (71,797)         (6,532)           (237)         (5,787)       (299,776)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                              4,373,840         (66,932)       (288,995)      3,610,255         540,053
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    104,189,499         621,800       5,869,707      20,110,134      51,273,039
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  81,222,117   $     617,771   $   5,908,059   $  18,243,239   $  44,253,120
================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                           14,138,625         283,131       2,493,277       7,011,444      10,457,248
Contract purchase payments                           1,293,878          37,680         276,621       1,270,825       1,167,423
Net transfers(2)                                       350,154         (29,913)       (198,895)        678,373        (197,794)
Transfers for policy loans                            (202,118)         (6,994)        (11,497)        (94,719)       (120,017)
Policy charges                                        (446,472)        (20,509)       (132,793)       (246,563)       (422,256)
Contract terminations:
   Surrender benefits                                 (361,800)         (7,281)        (53,839)       (163,552)       (248,561)
   Death benefits                                       (8,412)         (2,909)           (101)         (2,058)        (60,475)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    14,763,855         253,205       2,372,773       8,453,750      10,575,568
================================================================================================================================

                                                           SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                          YMM               YND(1)          YSA(1)

OPERATIONS
Investment income (loss)-- net                    $     115,921             $--             $--
Net realized gain (loss) on
  investments                                                14              --              --
Net change in unrealized
  appreciation or depreciation
  of investments                                            (22)             --              --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                      115,913              --              --
==================================================================================================
 CONTRACT TRANSACTIONS

Contract purchase payments                            1,682,578              --              --
Net transfers(2)                                       (992,061)             20              20
Transfers for policy loans                               11,682              --              --
Policy charges                                         (226,002)             (2)             (2)
Contract terminations:
   Surrender benefits                                   (61,315)             --              --
   Death benefits                                            --              --              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                                 414,882              18              18
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                       2,265,784              --              --
--------------------------------------------------------------------------------------------------
Net assets at end of year                         $   2,796,579   $          18   $          18
==================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                             1,336,769              --              --
Contract purchase payments                              967,742              --              --
Net transfers(2)                                       (573,915)             23              36
Transfers for policy loans                                5,728              --              --
Policy charges                                         (129,575)             (3)             (4)
Contract terminations:
   Surrender benefits                                   (36,024)             --              --
   Death benefits                                            --              --              --
--------------------------------------------------------------------------------------------------
Units outstanding at end of year                      1,570,725              20              32
==================================================================================================

(1)  For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 51

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                ---------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)               YGI              YGC(1)          YGT(1)          YIG(1)

 OPERATIONS
Investment income (loss)-- net                   $     588,008             $--             $--             $--
Net realized gain (loss) on
  investments                                          101,712              --              --              --
Net change in unrealized
  appreciation or depreciation
  of investments                                    (5,494,731)             --              --              --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                  (4,805,011)             --              --              --
=====================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                           5,428,429              --              --              --
Net transfers(2)                                     3,501,474               7              31               7
Transfers for policy loans                            (168,736)             --              --              --
Policy charges                                        (932,172)             (3)            (13)             (3)
Contract terminations:
   Surrender benefits                                 (506,548)             --              --              --
   Death benefits                                     (150,151)             --              --              --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                       7,172,296               4              18               4
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     24,670,146              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  27,037,431   $           4   $          18   $           4   $
=====================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                           11,738,977              --              --              --
Contract purchase payments                           2,630,056              --              --              --
Net transfers(2)                                     1,696,962               7              37               8
Transfers for policy loans                             (82,682)             --              --              --
Policy charges                                        (468,899)             (3)            (15)             (3)
Contract terminations:
   Surrender benefits                                 (247,385)             --              --              --
   Death benefits                                      (74,388)             --              --              --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    15,192,641               4              22               5
=====================================================================================================================

                                                SEGREGATED ASSET SUBACCOUNTS
                                              ------------------------------     COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)          YIO(1)        YNO        VARIABLE ACCOUNT

 OPERATIONS
Investment income (loss)-- net                        $--   $   1,793,919    $  29,930,001
Net realized gain (loss) on
  investments                                          --          82,191        2,181,292
Net change in unrealized
  appreciation or depreciation
  of investments                                        1     (10,244,456)     (85,156,830)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                      1      (8,368,346)     (53,045,537)
===============================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                             --       5,108,971       31,083,700
Net transfers(2)                                       19       4,443,345        9,320,400
Transfers for policy loans                             --        (280,269)      (2,741,246)
Policy charges                                         (2)       (819,114)      (7,950,307)
Contract terminations:
   Surrender benefits                                  --        (511,005)      (5,480,861)
   Death benefits                                      --         (33,279)        (567,559)
-----------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                         17       7,908,649       23,664,127
-----------------------------------------------------------------------------------------------
Net assets at beginning of year                        --      23,514,494      232,514,603
-----------------------------------------------------------------------------------------------
Net assets at end of year                              18   $  23,054,797    $ 203,133,193
===============================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                              --       9,519,818
Contract purchase payments                             --       2,108,075
Net transfers(2)                                       22       1,790,695
Transfers for policy loans                             --        (112,460)
Policy charges                                         (3)       (347,048)
Contract terminations:
   Surrender benefits                                  --        (202,836)
   Death benefits                                      --         (13,677)
-----------------------------------------------------------------------------
Units outstanding at end of year                       19      12,742,567
=============================================================================

(1)  For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
52 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS Life of New York Account 8 - Flexible Premium Survivorship Variable Life Subaccounts
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                        --------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999                   YEQ             YGS            YIN             YIT            YMA

OPERATIONS
Investment income (loss)-- net          $    (585,629)  $      32,547   $     372,542   $     261,521   $     879,305
Net realized gain (loss)
  on investments                              732,221          (6,852)        (25,246)        112,837         367,841
Net change in unrealized
  appreciation or depreciation
  of investments                           45,611,195         (46,785)       (376,233)      4,786,384       8,387,190
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net  assets resulting
  from operations                          45,757,787         (21,090)        (28,937)      5,160,742       9,634,336
========================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                  8,551,838          76,884         937,454       2,690,098       5,781,403
Net transfers(1)                             (266,660)        (29,547)       (297,141)        375,017          16,778
Transfers for policy loans                   (660,439)            972         (47,618)       (148,216)       (416,682)
Policy charges                             (2,555,364)        (52,896)       (339,475)       (548,800)     (1,960,792)
Contract terminations:
   Surrender benefits                      (1,845,102)        (31,234)       (177,402)       (431,146)     (1,049,766)
   Death benefits                            (161,163)             --         (10,084)        (23,806)       (125,555)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                     3,063,110         (35,821)         65,734       1,913,147       2,245,386
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            55,368,602         678,711       5,832,910      13,036,245      39,393,317
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $ 104,189,499   $     621,800   $   5,869,707   $  20,110,134   $  51,273,039
========================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                  13,469,431         300,137       2,465,891       6,172,923       9,922,663
Contract purchase payments                  1,912,015          38,617         398,861       1,178,548       1,366,155
Net transfers(1)                              (88,739)        (18,107)       (126,846)        162,379           9,127
Transfers for policy loans                   (152,457)            445         (20,230)        (64,174)        (98,711)
Policy charges                               (569,337)        (23,883)       (144,424)       (241,215)       (463,652)
Contract terminations:
   Surrender benefits                        (392,808)        (14,078)        (75,706)       (186,276)       (248,464)
   Death benefits                             (39,480)             --          (4,269)        (10,741)        (29,870)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           14,138,625         283,131       2,493,277       7,011,444      10,457,248
========================================================================================================================

                                                  SEGREGATED ASSET SUBACCOUNTS
                                        ----------------------------------------------    COMBINED
YEAR ENDED DECEMBER 31, 1999                    YMM            YGI             YNO       VARIABLE ACCOUNT

OPERATIONS
Investment income (loss)-- net           $      76,580   $      61,119   $      15,874   $   1,113,859
Net realized gain (loss)
  on investments                                    15          16,851          21,134       1,218,801
Net change in unrealized
  appreciation or depreciation
  of investments                                    17       5,089,669       8,641,203      72,092,640
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net  assets resulting
  from operations                               76,612       5,167,639       8,678,211      74,425,300
===========================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                   1,668,505       4,193,541       3,518,254      27,417,977
Net transfers(1)                              (978,263)      6,517,721       4,066,144       9,404,049
Transfers for policy loans                     (23,816)        (96,776)       (101,160)     (1,493,735)
Policy charges                                (183,207)       (615,933)       (490,797)     (6,747,264)
Contract terminations:
   Surrender benefits                          (11,484)       (256,831)       (197,525)     (4,000,490)
   Death benefits                               (5,647)        (30,962)        (11,094)       (368,311)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                        466,088       9,710,760       6,783,822      24,212,226
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of year              1,723,084       9,791,747       8,052,461     133,877,077
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                $   2,265,784   $  24,670,146   $  23,514,494   $ 232,514,603
===========================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                    1,054,652       6,205,902       5,471,531
Contract purchase payments                   1,003,107       2,384,670       2,096,643
Net transfers(1)                              (586,229)      3,721,071       2,429,065
Transfers for policy loans                     (14,477)        (55,821)        (61,517)
Policy charges                                (110,009)       (351,569)       (293,045)
Contract terminations:
   Surrender benefits                           (6,877)       (146,760)       (115,821)
   Death benefits                               (3,398)        (18,516)         (7,038)
-----------------------------------------------------------------------------------------------------------
Units outstanding at end of year             1,336,769      11,738,977       9,519,818
===========================================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 53

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                 -------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                           YEQ            YGS             YIN             YIT             YMA

OPERATIONS
Investment income (loss)-- net                   $   7,524,954   $      31,352   $     345,664   $     429,547   $   2,795,897
Net realized gain (loss)
  on investments                                       184,620           1,246           8,912          27,417         115,931
Net change in unrealized
  appreciation or depreciation
  of investments                                    (3,495,686)          9,354        (117,407)      1,434,548       1,593,673
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net
  assets resulting from operations                   4,213,888          41,952         237,169       1,891,512       4,505,501
================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                           8,276,481         107,907         873,654       2,484,288       5,414,963
Net transfers(1)                                     1,632,511          70,271         306,683         949,063         672,497
Transfers for policy loans                            (597,388)         (6,281)        (59,506)        (88,294)       (474,625)
Policy charges                                      (2,260,287)        (46,372)       (322,016)       (469,309)     (1,734,889)
Contract terminations:
   Surrender benefits                               (1,145,779)        (17,975)       (114,726)       (177,402)       (706,720)
   Death benefits                                      (91,634)        (11,432)        (28,592)         (5,766)        (72,095)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                              5,813,904          96,118         655,497       2,692,580       3,099,131
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     45,340,810         540,641       4,940,244       8,452,153      31,788,685
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  55,368,602   $     678,711   $   5,832,910   $  13,036,245   $  39,393,317
================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                           11,923,765         256,101       2,183,554       4,819,920       9,079,176
Contract purchase payments                           2,194,522          49,057         376,239       1,257,681       1,478,004
Net transfers(1)                                       434,065          32,510         132,004         468,519         183,037
Transfers for policy loans                            (157,095)         (2,916)        (25,559)        (44,324)       (130,705)
Policy charges                                        (598,903)        (21,244)       (138,639)       (236,945)       (474,255)
Contract terminations:
   Surrender benefits                                 (303,797)         (8,261)        (49,418)        (88,984)       (193,111)
   Death benefits                                      (23,126)         (5,110)        (12,290)         (2,944)        (19,483)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    13,469,431         300,137       2,465,891       6,172,923       9,922,663
================================================================================================================================

                                                          SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------       COMBINED
YEAR ENDED DECEMBER 31, 1998                           YMM             YGI              YNO       VARIABLE ACCOUNT

OPERATIONS
Investment income (loss)-- net                    $      55,333   $      76,602   $       8,204   $  11,267,553
Net realized gain (loss)
  on investments                                             --           1,822           1,038         340,986
Net change in unrealized
  appreciation or depreciation
  of investments                                              2       1,579,781       1,225,925       2,230,190
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net
  assets resulting from operations                       55,335       1,658,205       1,235,167      13,838,729
===============================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                              656,161       2,530,326       2,188,943      22,532,723
Net transfers(1)                                            244       2,932,508       2,341,436       8,905,213
Transfers for policy loans                               16,135         (62,454)        (73,041)     (1,345,454)
Policy charges                                         (138,571)       (281,819)       (251,476)     (5,504,739)
Contract terminations:
   Surrender benefits                                    (5,617)        (59,290)        (46,630)     (2,274,139)
   Death benefits                                       (13,421)             --              --        (222,940)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                                 514,931       5,059,271       4,159,232      22,090,664
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       1,152,818       3,074,271       2,658,062      97,947,684
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $   1,723,084   $   9,791,747   $   8,052,461   $ 133,877,077
===============================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
  of year                                               734,855       2,465,393       2,226,094
Contract purchase payments                              409,620       1,863,213       1,717,997
Net transfers(1)                                         (1,409)      2,172,226       1,815,859
Transfers for policy loans                               10,000         (44,267)        (54,454)
Policy charges                                          (86,424)       (207,286)       (197,732)
Contract terminations:
   Surrender benefits                                    (3,504)        (43,377)        (36,233)
   Death benefits                                        (8,486)             --              --
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      1,054,652       6,205,902       5,471,531
===============================================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
54 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on
Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT   INVESTS EXCLUSIVELY IN SHARES OF                                      INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
YEQ          IDS Life Series Fund - Equity Portfolio                               IDS Life Insurance Company(1)
YGS          IDS Life Series Fund - Government Securities Portfolio                IDS Life Insurance Company(1)
YIN          IDS Life Series Fund - Income Portfolio                               IDS Life Insurance Company(1)
YIT          IDS Life Series Fund - International Equity Portfolio                 IDS Life Insurance Company(1)
YMA          IDS Life Series Fund - Managed Portfolio                              IDS Life Insurance Company(1)
YMM          IDS Life Series Fund - Money Market Portfolio                         IDS Life Insurance Company(1)
YND          AXP-Registered Trademark- Variable Portfolio -
             New Dimensions Fund-Registered Trademark-                             IDS Life Insurance Company(1)
YSA          AXP-Registered Trademark- Variable Portfolio -
             Strategy Aggressive Fund                                              IDS Life Insurance Company(1)
YGI          AIM V.I. Growth and Income Fund                                       A I M Advisors, Inc.
YGC          Fidelity VIP III Growth & Income Portfolio (Service Class)            Fidelity Management & Research Company (FMR)(2)
YGT          Janus Aspen Series Global Technology Portfolio: Service Shares        Janus Capital
YIG          Janus Aspen Series International Growth Portfolio: Service Shares     Janus Capital
YIO          Putnam VT International New Opportunities Fund - Class IB Shares      Putnam Investment Management, LLC
YNO          Putnam VT New Opportunities Fund - Class IA Shares                    Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------

(1)  American Express Financial Corporation (AEFC) is the investment adviser.

(2)  FMR U.K. and FMR Far East are the sub-investment advisers.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Survivorship Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 55

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDS Life of New York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment is deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment is deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25% of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS Life of New York reserves the right to change this charge in the future if applicable federal law changes.

6. SURRENDER CHARGE

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for five years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $921,090 in 2000, $993,347 in 1999 and $886,431 in 1998. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT   INVESTMENT                                                           SHARES       NAV
--------------------------------------------------------------------------------------------------------------
YEQ          IDS Life Series Fund - Equity Portfolio                            2,777,533     $29.26
YGS          IDS Life Series Fund - Government Securities Portfolio                60,620      10.20
YIN          IDS Life Series Fund - Income Portfolio                              629,539       9.38
YIT          IDS Life Series Fund - International Equity Portfolio              1,194,669      15.28
YMA          IDS Life Series Fund - Managed Portfolio                           2,357,537      18.78
YMM          IDS Life Series Fund - Money Market Portfolio                      2,796,439       1.00
YND          AXP(R)Variable Portfolio - New Dimensions Fund(R)                          1      19.21
YSA          AXP(R)Variable Portfolio - Strategy Aggressive Fund                        1      12.46
YGI          AIM V.I. Growth and Income Fund                                    1,032,357      26.19
YGC          Fidelity VIP III Growth & Income Portfolio (Service Class)                --      15.19
YGT          Janus Aspen Series Global Technology Portfolio: Service Shares             3       6.55
YIG          Janus Aspen Series International Growth Portfolio: Service Shares         --      30.64
YIO          Putnam VT International New Opportunities Fund - Class IB Shares           1      13.67
YNO          Putnam VT New Opportunities Fund - Class IA Shares                   771,321      29.89
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------
8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                                 YEAR ENDED DEC. 31,
SUBACCOUNT   INVESTMENT                                                                 2000            1999         1998
----------------------------------------------------------------------------------------------------------------------------------
YEQ          IDS Life Series Fund - Equity Portfolio                                $29,067,773   $  5,795,202   $14,149,333
YGS          IDS Life Series Fund - Government Securities Portfolio                     144,967        191,569       247,569
YIN          IDS Life Series Fund - Income Portfolio                                    939,599        999,574     1,624,048
YIT          IDS Life Series Fund - International Equity Portfolio                    7,187,005      2,811,966     3,401,869
YMA          IDS Life Series Fund - Managed Portfolio                                 5,756,657      4,958,516     6,658,468
YMM          IDS Life Series Fund - Money Market Portfolio                            4,551,398      4,131,370     2,410,705
YND(1)       AXP-Registered Trademark- Variable Portfolio -
             New Dimensions Fund-Registered Trademark-                                       18             --            --
YSA(1)       AXP-Registered Trademark- Variable Portfolio -
             Strategy Aggressive Fund                                                        18             --            --
YGI          AIM V.I. Growth and Income Fund                                          8,184,260      9,859,243     5,153,905
YGC(1)       Fidelity VIP III Growth & Income Portfolio (Service Class)                       4             --            --
YGT(1)       Janus Aspen Series Global Technology Portfolio: Service Shares                  18             --            --
YIG(1)       Janus Aspen Series International Growth Portfolio: Service Shares                4             --            --
YIO(1)       Putnam VT International New Opportunities Fund - Class IB Shares                17             --            --
YNO          Putnam VT New Opportunities Fund - Class IA Shares                       9,952,313      6,901,504     4,188,738
----------------------------------------------------------------------------------------------------------------------------------
             Combined Variable Account                                              $65,784,051    $35,648,944   $37,834,635
----------------------------------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Nov. 13, 2000.















--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 57

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEQ (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)
Accumulation unit
value at beginning of period      $7.37      $4.11     $3.80    $3.17    $2.66      $1.94      $1.91      $1.70      $1.63     $0.98
Accumulation unit
value at end of period            $5.50      $7.37     $4.11    $3.80    $3.17      $2.66      $1.94      $1.91      $1.70     $1.63
Number of accumulation units
outstanding at end of period
(000 omitted)                    14,764     14,139    13,469   11,924   10,219      7,545      6,265      4,382      2,916     1,668
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEI(1),(2) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY INCOME PORTFOLIO)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.02         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGS (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit
value at beginning of period      $2.20      $2.26     $2.11    $1.96    $1.94      $1.66      $1.76      $1.58      $1.50     $1.30
Accumulation unit
value at end of period            $2.44      $2.20     $2.26    $2.11    $1.96      $1.94      $1.66      $1.76      $1.58     $1.50
Number of accumulation units
outstanding at end of period
(000 omitted)                       253        283       300      256      295        301        284        244        159       112
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIN (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)
Accumulation unit
value at beginning of period      $2.35      $2.37     $2.26    $2.11    $2.06      $1.72      $1.81      $1.59      $1.47     $1.29
Accumulation unit
value at end of period            $2.49      $2.35     $2.37    $2.26    $2.11      $2.06      $1.72      $1.81      $1.59     $1.47
Number of accumulation units
outstanding at end of period
(000 omitted)                     2,373      2,493     2,466    2,184    2,032      1,614      1,408      1,308        744       517
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIT(3) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
value at beginning of period      $2.87      $2.11     $1.75    $1.66    $1.36      $0.98      $1.00         --         --        --
Accumulation unit
value at end of period            $2.16      $2.87     $2.11    $1.75    $1.66      $1.36      $0.98         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                     8,454      7,011     6,173    4,820    2,922        759        130         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMA (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)
Accumulation unit
value at beginning of period      $4.90      $3.97     $3.50    $2.99    $2.64      $2.24      $2.24      $1.89      $1.73     $1.32
Accumulation unit
value at end of period            $4.18      $4.90     $3.97    $3.50    $2.99      $2.64      $2.24      $2.24      $1.89     $1.73
Number of accumulation units
outstanding at end of period
(000 omitted)                    10,576     10,457     9,923    9,079    8,043      6,737      6,000      4,308      2,720     1,912
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)
Accumulation unit
value at beginning of period      $1.69      $1.63     $1.57    $1.52    $1.46      $1.39      $1.35      $1.33      $1.29     $1.24
Accumulation unit
value at end of period            $1.78      $1.69     $1.63    $1.57    $1.52      $1.46      $1.39      $1.35      $1.33     $1.29
Number of accumulation units
outstanding at end of period
(000 omitted)                     1,571      1,337     1,055      735      605        352        196        193        147       191
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBC(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.96         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBD(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.02         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCR(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.86         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.00         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDE(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.02         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.93         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEX(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.96         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YFI(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.02         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGB(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.06         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGR(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.89         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIE(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.76         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMF(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.93         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 59

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YND(1) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - NEW DIMENSIONS FUND-Registered Trademark-)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.90         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIV(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.96         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.98         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSA(1) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.58         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCA(1),(2) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.89         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCD(1),(2) (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.01         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGI(4) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit
value at beginning of period      $2.10      $1.58     $1.25    $1.00    $1.00         --         --         --         --        --
Accumulation unit
value at end of period            $1.78      $2.10     $1.58    $1.25    $1.00         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                    15,193     11,739     6,206    2,465      148         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIR(1),(2) (INVESTING IN SHARES OF AMERICAN CENTURY VP INTERNATIONAL)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.00         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVL(1),(2) (INVESTING IN SHARES OF AMERICAN CENTURY VP VALUE)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.07         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSB(1),(2) (INVESTING IN SHARES OF CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.93         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEG(1),(2) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)
(previously Warburg Pincus Trust - Emerging Growth Portfolio)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.96         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSC(1),(2) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO)
(previously Warburg Pincus Trust - Small Company Growth Portfolio)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.76         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGC(1) (INVESTING IN SHARES OF FIDELITY VIP III GROWTH & INCOME PORTFOLIO (SERVICE CLASS))
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.99         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMP(1),(2) (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO (SERVICE CLASS))
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.04         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YOS(1),(2) (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.96         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YRE(1),(2) (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.08         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSV(1),(2) (INVESTING IN SHARES OF FTVIPT FRANKLIN VALUE SECURITIES FUND - CLASS 2)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.08         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIF(1),(2) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 2)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.03         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIS(1),(2) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND - CLASS 2)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.00         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSE(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.99         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 61

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YUE(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.95         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMC(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.07         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YAG(1),(2) (INVESTING IN SHARES OF JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.85         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGT(1) (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.85         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIG(1) (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.94         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIP(1),(2) (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.99         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGW(1),(2) (INVESTING IN SHARES OF MFS-Registered Trademark- INVESTORS GROWTH STOCK SERIES - SERVICE CLASS)
(PREVIOUSLY MFS-Registered Trademark- Growth Series)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.95         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDS(1),(2) (INVESTING IN SHARES OF MFS-Registered Trademark- NEW DISCOVERY SERIES - SERVICE CLASS)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.98         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YPH(1),(2) (INVESTING IN SHARES OF PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.98         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIO(1) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.93         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62 IDS LIFE OF NEW YORK VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                2000       1999      1998     1997     1996       1995       1994       1993       1992      1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YNO(4) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)
Accumulation unit
value at beginning of period      $2.47      $1.47     $1.19    $0.98    $1.00         --         --         --         --        --
Accumulation unit
value at end of period            $1.81      $2.47     $1.47    $1.19    $0.98         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                    12,743      9,520     5,472    2,226       84         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVS(1),(2) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB
SHARES) Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.92         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMI(1),(2) (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.01         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVA(1),(2) (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.10         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIC(1),(2) (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $0.90         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSP(1),(2) (INVESTING IN SHARES OF WANGER U.S. SMALL CAP)
Accumulation unit
value at beginning of period      $1.00         --        --       --       --         --         --         --         --        --
Accumulation unit
value at end of period            $1.05         --        --       --       --         --         --         --         --        --
Number of accumulation units
outstanding at end of period
(000 omitted)                        --         --        --       --       --         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no policy activity as of Dec. 31, 2000.

(3) Operations commenced on Oct. 28, 1994.

(4) Operations commenced on Nov. 22, 1996.

--------------------------------------------------------------------------------
                                                    PROSPECTUS-- MAY 1, 2001  63

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Balance sheets

December 31, ($ thousands)                                      2000               1999
Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $404,427; 1999, $432,004)     $  405,816       $   434,343
         Available for sale, at fair value
            (amortized cost: 2000, $554,452; 1999, $579,014)    538,438           555,574
                                                                -------           -------
                                                                944,254           989,917
     Mortgage loans on real estate                              144,121           154,062
     Policy loans                                                30,894            27,528
     Other investments                                            1,423                --
                                                                  -----            ------
            Total investments                                 1,120,692         1,171,507
Cash and cash equivalents                                        39,213             8,131
Amounts recoverable from reinsurers                              10,210             6,914
Amounts due from brokers                                            877                --
Accounts receivable                                               2,249               567
Premiums due                                                        344               199
Accrued investment income                                        18,546            18,365
Deferred policy acquisition costs                               146,036           136,229
Deferred income taxes                                                --             3,881
Other assets                                                        590               723
Separate account assets                                       1,667,031         1,957,703
                                                              ---------         ---------
            Total assets                                     $3,005,788        $3,304,219
                                                             ==========        ==========

Liabilities and Stockholder's Equity
Liabilities:
     Future policy benefits:
         Fixed annuities                                    $   770,774       $   821,992
         Universal life-type insurance                          160,301           156,420
         Traditional life, disability income and
            long-term care insurance                             76,097            64,278
     Policy claims and other policyholders' funds                 2,943             2,584
     Deferred income taxes                                          516                --
     Other liabilities                                           18,591            21,432
     Separate account liabilities                             1,667,031         1,957,703
                                                              ---------         ---------
            Total liabilities                                 2,696,253         3,024,409
                                                              ---------         ---------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $10 par value per share;
         200,000 shares authorized, issued and outstanding        2,000             2,000
     Additional paid-in capital                                  49,000            49,000
     Accumulated other comprehensive loss
         Net unrealized securities losses                       (10,324)          (14,966)
     Retained earnings                                          268,859           243,776
                                                                -------           -------
            Total stockholder's equity                          309,535           279,810
                                                                -------           -------
Total liabilities and stockholder's equity                   $3,005,788        $3,304,219
                                                             ==========        ==========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of income

Three years ended December 31, ($ thousands)                         2000           1999            1998
Revenues
Traditional life, disability income and
     long-term care insurance premiums                           $ 18,196       $ 15,613        $ 13,852
Policyholder and contractholder charges                            24,101         22,502          20,467
Mortality and expense risk fees                                    20,449         17,019          13,980
Net investment income                                              91,491         95,514         100,871
Net realized gains on investments                                     839          1,386           2,163
                                                                      ---          -----           -----
            Total revenues                                        155,076        152,034         151,333
                                                                  -------        -------         -------
Benefits and expenses
Death and other benefits:
     Traditional life, disability income and
         long-term care insurance                                   5,510          5,579           5,553
     Universal life-type insurance and investment contracts         4,724          6,313           4,320
Increase in liabilities for future policy benefits
     for traditional life, disability income and
     long-term care insurance                                       8,371          6,098           3,662
Interest credited on universal life-type insurance and
     investment contracts                                          47,715         50,767          55,073
Amortization of deferred policy acquisition costs                  17,195         15,787          18,362
Other insurance and operating expenses                              9,155          9,925           8,917
                                                                    -----          -----           -----
            Total benefits and expenses                            92,670         94,469          95,887
                                                                   ------         ------          ------
Income before income taxes                                         62,406         57,565          55,446
Income taxes                                                       22,323         19,241          19,098
                                                                   ------         ------          ------
Net income                                                       $ 40,083       $ 38,324        $ 36,348
                                                                 ========       ========        ========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of stockholder's equity


                                                                                                     Accumulated
                                                                                                        other
                                                      Total                       Additional        comprehensive
                                                  stockholder's      Capital        paid-In        (loss) income,        Retained
Three years ended December 31, ($ thousands)         equity           stock         capital          net of Tax          earnings

Balance, January 1, 1998                              $257,279        $2,000           $49,000          $ 13,175         $193,104
Comprehensive income:
     Net income                                         36,348            --                --                --           36,348
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $22
         and taxes of $1,415                            (2,628)           --                --            (2,628)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of ($252)                              467            --                --               467               --
                                                           ---         -----             -----               ---            -----
     Other comprehensive loss                           (2,161)           --                --            (2,161)              --
                                                        ------         -----             -----            ------            -----
Comprehensive income                                    34,187            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1998                             279,466         2,000            49,000            11,014          217,452
Comprehensive income:
     Net income                                         38,324            --                --                --           38,324
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $737
         and taxes of $13,537                          (25,140)           --                --           (25,140)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of $452                               (840)           --                --              (840)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive loss                          (25,980)           --                --           (25,980)              --
                                                       -------         -----             -----           -------            -----
Comprehensive income                                    12,344            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1999                             279,810         2,000            49,000           (14,966)         243,776
Comprehensive income:
     Net income                                         40,083            --                --                --           40,083
     Unrealized holding gains arising
         during the year, net of deferred policy
         acquisition costs of ($137)
         and of taxes of ($3,038)                        5,641            --                --             5,641               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $537                               (999)           --                --              (999)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive income                          4,642            --                --             4,642               --
                                                         -----         -----             -----             -----            -----
Comprehensive income                                    44,725            --                --
Cash dividends to parent                               (15,000)           --                --                --          (15,000)
                                                       -------         -----             -----             -----          -------
Balance, December 31, 2000                            $309,535        $2,000           $49,000          $(10,324)        $268,859
                                                      ========        ======           =======          ========         ========
See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of cash flows

Years ended December 31, ($ thousands)                                                   2000              1999             1998
Cash flows from operating activities
Net income                                                                         $   40,083        $   38,324       $   36,348
Adjustments to reconcile net income to net cash provided by operating activities:
Policy loans, excluding universal life-type insurance:
     Issuance                                                                          (3,556)           (3,063)          (3,110)
     Repayment                                                                          2,953             2,826            2,660
Change in accrued investment income                                                      (181)            1,528              312
Change in amounts recoverable from reinsurer                                           (3,296)           (2,837)          (1,760)
Change in premiums due                                                                   (145)                5              (12)
Change in accounts receivable                                                          (1,682)              275             (119)
Change in other assets                                                                    133               319              (47)
Change in deferred policy acquisition costs, net                                       (9,944)           (6,015)          (2,841)
Change in liabilities for future policy benefits
     for traditional life, disability income and long-term care insurance              11,819             8,368            5,441
Change in policy claims and other policyholders' funds                                    360              (522)            (908)
Deferred income tax provision (benefit)                                                 1,898             2,196           (2,369)
Change in other liabilities                                                            (2,844)           (3,513)          (3,986)
Amortization of premium (accretion of discount), net                                    1,353            (1,794)            (342)
Net realized gain on investments                                                         (839)           (1,386)          (2,163)
Policyholder and contractholder charges, non-cash                                      (9,232)           (9,875)          (9,661)
Other, net                                                                             (1,826)            1,859              118
                                                                                       ------             -----              ---
         Net cash provided by operating activities                                     25,054            26,695           17,561

Cash flows from investing activities
Fixed maturities held to maturity:
     Purchases                                                                         (4,487)               --               --
     Maturities, sinking fund payments and calls                                       31,178            37,852           46,629
     Sales                                                                                 --               790           16,173
Fixed maturities available for sale:
     Purchases                                                                       (100,905)         (155,690)         (86,072)
     Maturities, sinking fund payments and calls                                       34,202            50,515           96,578
     Sales                                                                             91,946            89,683           13,180
Other investments, excluding policy loans:
     Purchases                                                                             --            (3,598)          (9,121)
     Sales                                                                             10,838            16,671           21,113
Change in amounts due from brokers                                                       (877)               --               --
Change in amounts due to brokers                                                           --            (4,507)         (24,547)
                                                                                        -----            ------          -------
         Net cash provided by investing activities                                     61,895            31,716           73,933

Cash flows from financing  activities
Activity  related to universal  life-type
insurance and investment contracts:
     Considerations received                                                           51,419            68,978           76,009
     Surrenders and death benefits                                                   (137,239)         (159,161)        (205,946)
     Interest credited to account balances                                             47,715            50,767           55,073
Universal life-type insurance policy loans:
     Issuance                                                                          (6,847)           (5,057)          (5,222)
     Repayment                                                                          4,085             3,186            3,599
Cash dividend to parent                                                               (15,000)          (12,000)         (12,000)
                                                                                      -------           -------          -------
         Net cash used in financing activities                                        (55,867)          (53,287)         (88,487)
                                                                                      -------           -------          -------
Net increase in cash and cash equivalents                                              31,082             5,124            3,007
Cash and cash equivalents at beginning of year                                          8,131             3,007               --
                                                                                        -----             -----           ------
Cash and cash equivalents at end of year                                           $   39,213       $     8,131      $     3,007
                                                                                   ==========       ===========      ===========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Notes to Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The Company is a wholly  owned  subsidiary  of IDS Life  Insurance  Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of the related effect on deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is measured as the excess of the loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                   2000       1999        1998
Cash paid during the year for:
Income taxes                    $21,427    $20,670     $22,470
Interest on borrowings               80        124       1,600

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net decrease in amortization of $1.2 million. Net unlocking adjustments in 1999 and 1998 were not significant.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Beginning in 2000, the company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $907 receivable from and $366 payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting Changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Management does not expect that adoption of SFAS No. 140 will have a material impact on the Company's financial position or results of operations.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. Management does not expect that adoption of Issue 99-20 will have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                 Gross        Gross
                                   Amortized  Unrealized   unrealized     Fair
Held to maturity                     cost        gains       losses       value
U.S. Government agency obligations $  2,299     $   40      $   25     $  2,314
Corporate bonds and obligations     363,322      8,013       9,667      361,668
Mortgage-backed securities           40,195        263          13       40,445
                                     ------        ---        ----       ------
                                   $405,816     $8,316      $9,705     $404,427
                                   ========     ======      ======     ========


                                                  Gross       Gross
                                   Amortized   unrealized  unrealized     Fair
Available for sale                   cost        gains       losses       value
U.S. Government agency obligations $  2,053     $  185     $    --     $  2,238
State and municipal obligations         105          2          --          107
Corporate bonds and obligations     373,603      6,447      22,462      357,588
Mortgage-backed securities          178,691      2,396       2,582      178,505
                                    -------      -----       -----      -------
                                   $554,452     $9,030     $25,044     $538,438
                                   ========     ======     =======     ========

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                 Gross       Gross
                                  Amortized   unrealized   unrealized      Fair
Held to maturity                    cost         gains       losses       value
U.S. Government agency obligations $  2,490     $   20      $  150     $  2,360
Corporate bonds and obligations     384,241      6,066       7,058      383,249
Mortgage-backed securities           47,612        103       1,320       46,395
                                     ------        ---       -----       ------
                                   $434,343     $6,189      $8,528     $432,004
                                   ========     ======      ======     ========


                                                 Gross        Gross
                                  Amortized   unrealized   unrealized     Fair
Available for sale                  cost         gains       losses      value
State and municipal obligations    $    104     $    6      $    --    $    110
Corporate bonds and obligations     374,846      2,324       20,325     356,845
Mortgage-backed securities          204,064        580        6,025     198,619
                                    -------        ---        -----     -------
                                   $579,014     $2,910      $26,350    $555,574
                                   ========     ======      =======    ========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                               Amortized           Fair
Held to maturity                 cost              value
Due from one to five years     $207,137          $206,956
Due from five to ten years      113,615           113,754
Due in more than ten years       44,869            43,272
Mortgage-backed securities       40,195            40,445
                                 ------            ------
                               $405,816          $404,427
                               ========          ========

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               Amortized           Fair
Available for sale               cost              value
Due from one to five years    $  28,167         $  29,761
Due from five to ten years      206,584           193,265
Due in more than ten years      141,010           136,907
Mortgage-backed securities      178,691           178,505
                                -------           -------
                               $554,452          $538,438
                               ========          ========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $nil, $790 and $16,175, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and losses of $1,159 and $440, respectively.

At December 31, 2000, bonds carried at $252 were on deposit with the state of New York as required by law.

At December 31, 2000, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $150 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                     2000              1999
Aaa/AAA                  $223,368        $  250,577
Aaa/AA                      3,000                --
Aa/AA                      16,084            12,992
Aa/A                       26,649            25,489
A/A                       147,290           150,187
A/BBB                      48,993            68,417
Baa/BBB                   338,430           354,331
Baa/BB                     17,670            23,562
Below investment grade    138,784           127,802
                          -------           -------
                         $960,268        $1,013,357
                         ========        ==========

At December 31, 2000, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000           December 31, 1999
                          On balance    Commitments    On balance  Commitments
Region                       sheet      to purchase       sheet    to purchase
West North Central            $ 19,409      $--         $ 22,686      $--
East North Central              24,249       --           25,195       --
South Atlantic                  27,926       --           31,748       --
Middle Atlantic                 16,937       --           17,672       --
Pacific                          6,614       --            6,751       --
Mountain                        34,475       --           35,608       --
New England                      7,564       --            8,209       --
East South Central               7,250       --            7,394       --
                                 -----    -----            -----    -----
                               144,424       --          155,262       --
Less allowance for losses          303       --            1,200       --
                                   ---    -----            -----    -----
                              $144,121      $--         $154,062      $--
                              ========    =====         ========    =====

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               December 31, 2000         December 31, 1999
                            On balance   Commitments   On balance   Commitments
Property type                  sheet     to purchase      sheet     to purchase
Apartments                    $ 49,180       $--         $ 54,118     $--
Department/retail stores        45,917        --           49,810      --
Office buildings                21,144        --           22,090      --
Industrial buildings            16,169        --           16,938      --
Nursing/retirement               4,954        --            5,058      --
Medical buildings                7,060        --            7,248      --
                                 -----      ----            -----    ----
                               144,424        --          155,262      --
Less allowance for losses          303        --            1,200      --
                                   ---      ----            -----    ----
                              $144,121       $--         $154,062     $--
                              ========      ====         ========    ====

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $nil and $nil, with allowances of $nil and $nil, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $nil and $nil, respectively.

The Company recognized $nil, $2 and $123 of interest income related to impaired loans for the years ended December 31, 2000, 1999 and 1998, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                     2000              1999             1998
Balance, January 1                  $1,200            $1,500           $1,500
Reduction for investment losses       (895)             (300)              --
                                      ----              ----            -----
Balance, December 31                $  303            $1,200           $1,500
                                    ======            ======           ======

Net investment income for the years ended December 31 is summarized as follows:

                                       2000             1999             1998
Interest on fixed maturities        $76,859           $78,342         $ 85,164
Interest on mortgage loans           11,954            12,895           14,599
Other investment income               2,333             4,764            3,365
Interest on cash equivalents          1,069               350               64
                                      -----               ---               --
                                     92,215            96,351          103,192
Less investment expenses                724               837            2,321
                                        ---               ---            -----
                                    $91,491           $95,514         $100,871
                                    =======           =======         ========

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:
                                      2000              1999             1998
Fixed maturities                      $(57)           $1,086           $2,163
Mortgage loans                         896               300               --
                                       ---               ---              ---
                                      $839            $1,386           $2,163
                                      ====            ======           ======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       2000            1999             1998
Fixed maturities available for sale  $7,564        $(40,706)         $(3,347)

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                2000              1999             1998
Federal income taxes:
Current                      $19,245           $16,426          $20,192
Deferred                       1,898             2,196           (2,369)
                               -----             -----           ------
                              21,143            18,622           17,823
State income taxes-current     1,180               619            1,275
                               -----               ---            -----
Income tax expense           $22,323           $19,241          $19,098
                             =======           =======          =======

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                           2000              1999               1998
                                                  Provision    Rate  Provision   Rate   Provision   Rate
Federal income taxes based on the statutory rate    $21,842   35.0%    $20,148   35.0%    $19,046   35.0%
Increases (decreases) are attributable to:
Tax-excluded interest and dividend income              (207)  (0.3)       (509)  (0.9)       (660)  (1.2)
State tax, net of federal benefit                       767    1.2         402    0.7         829    1.5
Other, net                                              (79)  (0.1)       (800)  (1.4)       (477)  (0.9)
                                                        ---   ----        ----   ----        ----   ----
Total income taxes                                  $22,323   35.8%    $19,241   33.4%    $19,098   34.4%
                                                    =======   ====     =======   ====     =======   ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2000, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities as of December 31 are as follows:

                                                 2000          1999
Deferred income tax assets:
Policy reserves                               $28,469       $28,245
Investments                                     6,395         6,980
Other                                           4,738         6,689
                                                -----         -----
Total deferred income tax assets               39,602        41,914
                                               ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs              40,118        38,033
                                               ------        ------
Total deferred income tax liabilities          40,118        38,033
                                               ------        ------
Net deferred income tax (liabilities) assets  $  (516)      $ 3,881
                                              =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $166,503 and $155,952 as of December 31, 2000 and 1999, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of New York has adopted the provisions of the revised manual with modifications. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Management believes the impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


5. BENEFIT PLANS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $23, $27 and $37 in 2000, 1999 and 1998, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2000, 1999 and 1998, which are calculated on the basis of commission earnings of the individual financial advisors, were $975, $1,446 and $1,480, respectively.
Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $106, $218 and $252, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2000, 1999 and 1998 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES
The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2000, 1999 and 1998 were $nil, $96 and $140, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $17,108, $13,042 and $9,403 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financail position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

At December 31, 2000 and 1999, traditional life insurance and universal life-type insurance in force aggregated $5,974,025 and $5,448,451 respectively, of which $332,556 and $272,276 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $150 and $134 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries under the terms of this reinsurance agreement were $1,700, $nil and $nil in 2000, 1999 and 1998, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $3,125, $2,873 and $2,178 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $473 and $228 for the years ended December 31, 2000, 1999 and 1998, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $210,666 and $237,038 at December 31, 2000 and 1999, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 2000, 1999 and 1998, and decreases in liabilities for future policy benefits of $1,334, $1,277 and $1,742 related to this agreement for the years ended December 31, 2000, 1999 and 1998, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

8. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

9. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                      Notional   Carrying    Fair    Total credit
December 31, 1999      amount     amount     value     exposure
Assets:
Interest rate caps    $200,000     $--       $--          $--

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expired in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                    2000                      1999
                                           Carrying       Fair        Carrying        Fair
Financial Assets                            amount        value        amount         value
Investments:
Fixed maturities (Note 2):
Held to maturity                           $  405,816   $  404,427    $  434,343    $  432,004
Available for sale                            538,438      538,438       555,574       555,574
Mortgage loans on real estate (Note 2)        144,121      148,119       154,062       152,942
Other:
Separate accounts assets (Note 1)           1,667,031    1,667,031     1,957,703     1,957,703
Cash and cash equivalents                      39,213       39,213         8,131         8,131
Financial Liabilities
Future policy benefits for fixed annuities    679,446      660,663       732,752       715,213
Separate account liabilities                1,461,266    1,411,203     1,722,028     1,668,067

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $85,154 and $83,646, respectively, and policy loans of $6,174 and $5,594, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $205,765 and $235,675, respectively.

11. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                2000         1999          1998
Net income, per accompanying financial statements              $40,083      $38,324       $36,348
Deferred policy acquisition costs                               (9,406)      (6,015)       (2,841)
Adjustments of future policy benefit liabilities                (1,657)      (4,615)       (6,199)
Deferred income tax expense (benefit)                            1,898        2,196        (2,369)
Provision (reduction) for losses on investments                    817         (161)          862
IMR gain/loss transfer and amortization                           (126)        (154)       (1,451)
Adjustment to separate account reserves                           (408)       5,498         2,767
Other, net                                                         486          766          (350)
                                                                   ---          ---          ----
Net income, on basis of statutory accounting practices         $31,687      $35,839       $26,767
                                                               =======      =======       =======


Stockholder's equity, per accompanying financial statements  $ 309,535    $ 279,810     $ 279,466
Deferred policy acquisition costs                             (146,035)    (136,229)     (129,477)
Adjustments of future policy benefit liabilities                 4,609        2,845         4,697
Deferred income tax liabilities (assets)                           516       (3,881)        7,912
Asset valuation reserve                                        (16,421)     (16,164)      (15,516)
Adjustments of separate account liabilities                     61,313       61,721        56,223
Adjustments of investments to amortized cost                    17,467       23,440       (17,266)
Premiums due, deferred and advance                               1,433        1,485         1,381
Deferred revenue liability                                       4,100        3,021         2,482
Allowance for losses                                               304        1,200         1,500
Non-admitted assets                                             (6,067)        (421)         (450)
Interest maintenance reserve                                    (3,282)      (3,155)       (3,001)
Other, net                                                      (8,683)      (5,416)       (2,915)
                                                                ------       ------        ------
Statutory capital and surplus                                $ 218,789    $ 208,256     $ 185,036
                                                             =========    =========     =========

IDS LIFE INSURANCE COMPANY   [AMERICAN EXPRESS LOGO]              PRSRT STD AUTO
OF NEW YORK                  [IDS LIFE OF NEW YORK LOGO]           U.S. POSTAGE
20 Madison Ave. Extension                                              PAID
Albany, NY 12203                                                     AMERICAN
(800) 541-2251                                                       EXPRESS



Web site address:
americanexpress.com



                                                                 S-6185 G (5/01)

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

     To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 205 OF THE
               NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3
                    TO REGISTRATION STATEMENT NO. 333-42257

This Post-Effective Amendment No. 3 to Registration Statement No. 333-42257 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 78 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.    Copies of all exhibits  required by  paragraph A of  instructions for Exhibits in Form N-8B-2 to the Registration Statement.

               (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as
                    Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

               (2)  Not applicable.

               (3)  (a)    Not applicable.

                    (b)    (1)  Form of Explanation of New York Sales Agreement*

                           (2) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc.*

                           (3) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York*

                           (4) Form of Field Trainer's Rider to Personal Financial Planner's Agreement.*

                           (5) Form of District Manager's Rider to Personal Financial Planner's Agreement.*

                           (6) Form of New York District Manager - Insurance Rider to Personal Financial Planner Agreement.*

                           (7) Form of Division Manager's Agreement with IDS Financial Services Inc.*

                           (8) Form of New York Division Manager - Insurance Rider to Division Manager's Agreement with IDS Financial Services Inc.*

                           (9) Form of Field President Agreement with American Express Financial Advisors Inc.**

                           (10) Form of Recruiting and Training Manager License
                                Agreement with IDS Life Insurance Company of
                                New York.**

                           (11) Form of Group Vice President Agreement with
                                American Express Financial Advisors Inc.**

                           (12) Form of IDS Paraplanner License Agreement with
                                IDS Life Insurance Company of New York.**

                    (c)    Schedules of Sales Commissions****

               (4)  Not applicable.

               (5)  Flexible Premium Survivorship Variable Life Insurance
                    Policy.**

               (6)  (a)    Certificate of Incorporation  of IDS Life Insurance
                           Company of New York, dated July 23, 1957.*

                    (b) Amended By-Laws of IDS Life Insurance Company of New York.*

               (7)  Not applicable.

               (8)  (a)    Form of Investment Management and Services Agreement
                           dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

                    (b)    Form of Investment  Advisory  Agreement dated
                           July 11, 1984, between IDS Life of New York and
                           IDS Financial Services Inc. relating to the Variable Account.*

                    (c) Addendum to Investment Management and Services Agreement.***

                    (d)    Addendum to Investment Advisory Agreement.***

                    (e) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., IDS Life Insurance Company of New York, on Behalf of Itself and Its Separate Accounts, and American Express Financial Advisors Inc., dated Oct. 7, 1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

                    (f) Copy of Participation Agreement between IDS Life Insurance Company of New York and TCI Portfolios, Inc. and Investors Research Corporation, dated July 31, 1996, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

                    (g) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated Sept. 29, 2000, filed electronically as Exhibit 8.3(a) to Post-Effective Amendment No. 2 to
                         Registration Statement No. 333-91691 is incorporated herein by reference.

                    (h)  Copy  of   Participation   Agreement   among   Variable
                         Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated Sept. 29, 2000, filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 2 to
                         Registration Statement No. 333-91691 is incorporated herein by reference.

                    (i) Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc., filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

                    (j) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
                         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

                    (k) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Service Company, dated September 29, 2000, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

                    (l) Copy of Participation Agreement between IDS Life of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated Oct. 7, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

                    (m) Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counsellors, Inc. and Counsellors Securities Inc., dated Oct. 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               (9)  None.

               (10) (a) Application form for the Flexible Premium Survivorship Variable Life Insurance Policy.**

                    (b) Application form for Life and Disability Income Insurance.**

               (11) IDS Life  Insurance  Company  of New York's  Description  of
                    Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies.***

         B.    (1)  Not applicable.

               (2)  Not applicable.

         C.    Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6.       Actuarial Opinion of Mark Gorham, F.S.A, M.A.A.A., Vice President
         - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of Mark Gorham, F.S.A, M.A.A.A., Vice President - Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9.       Power of Attorney to sign  amendments to this  Registration  Statement
         dated   April 25, 2001 is  filed   electronically  herewith.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of these exhibits are incorporated by reference to the original Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No. 1 to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 25th day of April, 2001.


                         IDS Life of New York Account 8
                         -----------------------------------------------------
                                           (Registrant)

                         By IDS Life Insurance Company of New York
                         -----------------------------------------
                                           (Sponsor)

                         By /s/   Timothy V. Bechtold
                         -----------------------------------------------------
                                  Timothy V. Bechtold
                                  President and Chief Executive
                                  Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2001:

Signature                                Title

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Gumer C. Alvero*                  Director
------------------------------------
     Gumer C. Alvero

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, and Consumer Affairs Officer
     Maureen A. Buckley

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

                                       Director
------------------------------------
     Thomas R. McBurney

/s/  Edward J. Muhl*                   Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*               Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                Director
------------------------------------
     Stephen P. Norman

/s/  Richard M. Starr*                 Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*              Director
------------------------------------
     Michael R. Woodward

/s/  David L. Yowan*                   Vice President and Treasurer
------------------------------------
     David L. Yowan

*Signed   pursuant  to  Power  of  Attorney  dated  April  25,  2001,  is  filed electronically herewith as Exhibit 9 to this Registration Statement 333-42257.

By:



---------------------------------
Mary Ellyn Minenko
Counsel and Assistant Secretary